                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-7972

Exact name of registrant as specified in charter:  Delaware Group Adviser Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2004

Item 1.  Reports to Stockholders








                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
FIXED INCOME                              A member of Lincoln Financial Group(R)












ANNUAL REPORT OCTOBER 31, 2004
--------------------------------------------------------------------------------

              DELAWARE DIVERSIFIED INCOME FUND




















[Logo]
POWERED BY REASEARCH.(SM)

TABLE
  OF CONTENTS

------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
------------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     4
------------------------------------------------------------------
SECTOR ALLOCATION                                               5
------------------------------------------------------------------
FINANCIAL STATEMENTS:
  Statement of Net Assets                                       6
  Statement of Assets and Liabilities                          15
  Statement of Operations                                      16
  Statements of Changes in Net Assets                          17
  Financial Highlights                                         18
  Notes to Financial Statements                                22
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      27
------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     28
------------------------------------------------------------------












Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

PORTFOLIO                                       DELAWARE DIVERSIFIED INCOME FUND
  MANAGEMENT REVIEW                             November 9, 2004

FUND MANAGERS

Paul Grillo
Senior Portfolio Manager

Philip R. Perkins
Senior Portfolio Manager

Timothy L. Rabe
Senior Portfolio Manager

Upender V. Rao
Senior Portfolio Manager

Q: CAN YOU PROVIDE AN OVERVIEW OF THE FIXED-INCOME MARKETS AND INTEREST RATE ENVIRONMENT FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004?
A: Short-term interest rates rose during the period. Citing continued expansion in the economy, the Federal Reserve raised the federal funds rates by 0.25% on three occasions. Bonds of relatively short maturity also saw their yields increase, while longer-term bond rates proved to be relatively calm for the period, causing a "flattening" of the yield curve or, simply put, a contraction of the difference between short- and long-term bond yields.

For the fixed-income market, the fiscal year was marked by relatively low volatility and a move among investors to seek higher-yielding debt instruments, such as non-U.S. bonds, which generally benefited from a dollar that fell in excess of eight percent against other major world currencies.

Back at home, fixed-income investors experienced sound returns, as corporate bonds benefited from improving creditworthiness. Government issues appealed to investors in the midst of a flight-to-quality that was caused by geopolitical concerns.

Q: How did the Fund perform for its fiscal year?
A: Delaware Diversified Income Fund Class A returned +9.92% (Class A shares at net asset value with distribution reinvested) for the 12-month period ended October 31, 2004. By comparison, the Fund's peer group, as measured by the Lipper Multi-Sector Income Funds Average, rose +9.06% for the same timeframe while its benchmark, the Lehman Brothers Aggregate Bond Index, appreciated +5.53% (source: Lipper Inc.).

Q: Could you describe how the bond markets in which you invest impacted Fund performance for the fiscal year?
A: Our high-yield corporate bonds contributed sound gains to the Fund, as investors continued to show interest in securities that offer high income. Corporate bonds made great inroads as to collective creditworthiness in 2004; their default rate, as high as nine percent back in 2001, was under two percent at period-end (source: Standard & Poor's).

We began the fiscal year with high-yield bonds representing roughly 40 percent of net assets. We concluded the one-year period with a high-yield exposure of approximately 25 percent of net assets, with the reduction occurring as part of an effort to capture profits.

Given their strong returns, we lost performance during the period by not maintaining as high a level of high-yield bonds as we could have. We were somewhat surprised by the upward price action of the securities, which added roughly three percent appreciation on top of their already competitive yields.

A similar case may be made with Treasury Inflation-Protected Securities (TIPS), which outperformed the Fund's benchmark index by roughly three percent. For such high-quality assets, these results surprised us somewhat, and we would have liked to have held a higher allocation to TIPS for the 12-month period.

Our exposure to non-dollar sovereign bonds also benefited the Fund's return. The portfolio's allocation fell from 25 to 20 percent of net assets as the dollar strengthened during the springtime. When the dollar reversed course, the Fund's allocation to non-U.S. sovereigns moved back up to 25 percent of net assets.

Q: WHAT HOLDINGS IMPACTED FUND PERFORMANCE DURING THE FISCAL YEAR?
A: Of the TIPS we held, we were quite pleased with the performance of 10-year issues during the fiscal year, as well as our Fannie Mae bonds. Among high-grade corporates, we benefited from holdings in the telecommunications sector, including AT&T and Sprint. Our airline securities were a drag on performance for much of the fiscal year, but a favorable direction in labor talks at Delta helped lift the sector a bit as the period wound down.

Among high-yield corporates, the Fund's return was lifted by issuers such as E*Trade and Gold Kist Holdings. However, we lost relative performance versus our benchmark with bonds issued by Portola Packaging and Rhodia, although Rhodia showed signs of a rebound in the latter stages of the fiscal year.

Overseas, our Polish bond holdings gained a sound 24 percent for the 12-month period. Conversely, our Brazilian positions detracted from performance. Brazilian bonds proved quite sensitive to the U.S. Treasury market, which declined in the March-to-May period.

DELAWARE
  DIVERSIFIED INCOME FUND

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Diversified Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns

Through October 31, 2004           Lifetime         Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/97)
Excluding Sales Charge              +9.39%           +10.43%         +9.92%
Including Sales Charge              +8.66%           + 9.43%         +5.03%
--------------------------------------------------------------------------------
Class B (Est. 10/28/02)
Excluding Sales Charge              +11.97%                          +9.10%
Including Sales Charge              +10.97%                          +5.10%
--------------------------------------------------------------------------------
Class C (Est. 10/28/02)
Excluding Sales Charge              +11.94%                          +9.11%
Including Sales Charge              +11.94%                          +8.11%
--------------------------------------------------------------------------------

The Fund invests in foreign bonds, which are subject to risks not ordinarily associated with domestic bonds (e.g., currency, economic, and political risks).

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2004 for Delaware Diversified Income Fund's Class R shares were +7.58% and +9.55%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2004 for Delaware Diversified Income Fund's Institutional Class were +12.98% and +10.05%, respectively. Institutional Class shares were first made available on October 28, 2002 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Diversified Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DPFFX
Nasdaq Class R symbol: DPRFX

DELAWARE
  DIVERSIFIED INCOME FUND

FUND BASICS
As of October 31, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks maximum long-term total return, consistent with reasonable risk.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$459.03 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
504
--------------------------------------------------------------------------------
FUND START DATE:
December 29, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Paul Grillo holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, he served as a mortgage strategist and trader at Dreyfus Corporation. He is a CFA charterholder.

Philip R. Perkins holds a BA from the University of Notre Dame. Before joining Delaware Investments in 2003 he served as a managing director of global markets at Deutsche Bank A.G. Prior to that, Mr. Perkins was chief executive officer of Dinner Key Advisors Inc.

Timothy L. Rabe manages Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Upender V. Rao received an undergraduate degree in engineering from the Indian Institute of Technology (Madras, India) and an MBA from the University of Michigan's Business School. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. He is a CFA charterholder.

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DPDFX
Class B  DPBFX
Class C  DPCFX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
December 29, 1997 (Fund's inception) through October 31, 2004

                               [GRAPHIC OMITTED]

DELAWARE DIVERSIFIED INCOME PERFORMANCE OF $10,000 INVESTMENT CHART
-------------------------------------------------------------------

                          DELAWARE DIVERSIFIED       LEHMAN BROTHERS
                             INCOME FUND -           AGGREGATE BOND
                            CLASS A SHARES                INDEX

       DEC-97                  $9,514                    $10,000
       OCT-98                 $10,208                    $10,774
       OCT-99                 $10,717                    $10,831
       OCT-00                 $11,530                    $11,621
       OCT-01                 $13,234                    $13,313
       OCT-02                 $13,948                    $14,097
       OCT-03                 $16,055                    $14,788
       OCT-04                 $17,648                    $15,606

Chart assumes $10,000 invested on December 29, 1997 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results. You cannot invest directly in an index.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                        For the Period May 1, 2004 to October 31, 2004
  OF FUND EXPENSES

As a shareholder of the fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DELAWARE DIVERSIFIED INCOME FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                          Beginning    Ending     Annualized    Expenses
                                                           Account     Account      Expense    Paid During
                                                            Value       Value        Ratio       Period
                                                            5/1/04     10/31/04                 5/1/04 to
                                                                                                 10/31/04
-----------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,065.40      1.02%      $5.30
Class B                                                     1,000.00    1,062.60      1.77%       9.18
Class C                                                     1,000.00    1,061.40      1.77%       9.17
Class R                                                     1,000.00    1,063.50      1.37%       7.11
Institutional Class                                         1,000.00    1,066.70      0.77%       4.00
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.01      1.02%      $5.18
Class B                                                     1,000.00    1,016.24      1.77%       8.97
Class C                                                     1,000.00    1,016.24      1.77%       8.97
Class R                                                     1,000.00    1,018.25      1.37%       6.95
Institutional Class                                         1,000.00    1,021.27      0.77%       3.91
-----------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                         As of October 31, 2004
  DELAWARE DIVERSIFIED INCOME FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                      OF NET ASSETS
----------------------------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                                  2.09%
----------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                      0.90%
----------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                              10.13%
----------------------------------------------------------------------------
AGENCY OBLIGATIONS                                              3.15%
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES                                         2.23%
----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                             3.73%
----------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           1.66%
----------------------------------------------------------------------------
CORPORATE BONDS                                                29.79%
----------------------------------------------------------------------------
Aerospace & Defense                                             0.21%
Automobiles & Automotive Parts                                  1.26%
Banking, Finance & Insurance                                    3.49%
Buildings & Materials                                           0.55%
Business Services                                               0.21%
Cable, Media & Publishing                                       3.07%
Chemicals                                                       1.41%
Consumer Products                                               0.39%
Consumer Services                                               0.12%
Electronics & Electrical Equipment                              0.37%
Energy                                                          1.56%
Environmental Services                                          0.45%
Food, Beverage & Tobacco                                        2.02%
Healthcare & Pharmaceuticals                                    1.90%
Industrial Machinery                                            0.12%
Leisure, Lodging & Entertainment                                1.04%
Metals & Mining                                                 0.03%
Miscellaneous                                                   0.16%
Packaging & Containers                                          1.03%
Paper & Forest Products                                         0.99%
Real Estate                                                     0.34%
Retail                                                          0.55%
Telecommunications                                              4.29%
Textiles, Apparel & Furniture                                   0.12%
Transportation & Shipping                                       0.58%
Utilities                                                       3.53%
----------------------------------------------------------------------------
FOREIGN BONDS                                                  32.00%
----------------------------------------------------------------------------
Australia                                                       1.80%
Austria                                                         1.58%
Belgium                                                         1.17%
Bermuda                                                         0.29%
Brazil                                                          0.83%

                                                             PERCENTAGE
SECTOR                                                      OF NET ASSETS
----------------------------------------------------------------------------
FOREIGN BONDS (continued)
----------------------------------------------------------------------------
Canada                                                          1.69%
Cayman Islands                                                  1.04%
Dominican Republic                                              0.09%
Ecuador                                                         0.86%
El Salvador                                                     0.18%
Finland                                                         0.62%
France                                                          2.68%
Germany                                                         5.03%
Ireland                                                         0.08%
Italy                                                           2.37%
Japan                                                           0.89%
Liberia                                                         0.17%
Luxembourg                                                      0.29%
Marshall Island                                                 0.13%
Mexico                                                          0.14%
Netherlands                                                     0.90%
Norway                                                          0.27%
Poland                                                          0.99%
Russia                                                          0.32%
Spain                                                           0.91%
Supranational                                                   3.62%
Sweden                                                          0.22%
Ukraine                                                         0.10%
United Kingdom                                                  1.97%
Venezuela                                                       0.52%
Virgin Islands                                                  0.25%
----------------------------------------------------------------------------
MUNICIPAL BONDS                                                 1.06%
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                      11.21%
----------------------------------------------------------------------------
COMMON STOCK                                                    0.06%
----------------------------------------------------------------------------
PREFERRED STOCK                                                 0.29%
----------------------------------------------------------------------------
WARRANTS                                                        0.00%
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           5.75%
----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              104.05%
----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (4.05%)
----------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
----------------------------------------------------------------------------

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS                                 October 31, 2004

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
AGENCY ASSET-BACKED SECURITIES - 2.09%
 oFannie Mae Grantor Trust
    Series 04-T4 A3 4.42% 8/25/24                 USD     795,000   $   806,925
 oSLMA Student Loan Trust
    Series 96-3 Certificates 2.84% 10/25/11               225,000       227,410
    Series 96-4 A2 2.53% 7/25/09                          230,576       232,132
    Series 97-2 A2 2.49% 1/25/10                          461,090       462,332
    Series 97-2 Certificates 2.72% 10/25/12             2,570,000     2,582,907
    Series 97-4 A2 2.64% 10/25/10                         130,405       131,995
    Series 02-7 A2 1.92% 6/17/13                          412,063       412,092
    Series 04-1 A1 2.14% 1/26/15                          857,027       857,668
    Series 04-6 A2 2.14% 1/25/13                        3,900,000     3,903,940
                                                                    -----------
TOTAL AGENCY ASSET-BACKED SECURITIES
  (cost $9,589,091)                                                   9,617,401
                                                                    -----------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.90%
  Fannie Mae
    Series 96-46 ZA 7.50% 11/25/26                        322,007       345,301
    Series 01-T8 A2 9.50% 7/25/41                         219,156       247,601
  Fannie Mae Grantor Trust
    Series 99-T2 A1 7.50% 1/19/39                          75,864        82,072
    Series 02-T4 A3 7.50% 12/25/41                      1,048,473     1,138,054
    Series 04-T1 1A2 6.50% 1/25/44                         95,185        99,772
  Fannie Mae Whole Loan
    Series 04-W9 2A1 6.50% 2/25/44                        795,679       838,448
  Freddie Mac
    Series 2480 EH 6.00% 11/15/31                          57,319        58,246
    Series 2727 PM 4.50% 1/15/34                          405,000       371,404
  Freddie Mac Structured Pass Through Securities
    Series T-56 A2A 2.842% 7/25/36                        415,113       411,969
    Series T-58 1A2 3.108% 5/25/35                        185,000       184,368
    Series T-58 2A 6.50% 9/25/43                          270,247       284,688
  GNMA Series 02 62 B 4.763% 1/16/25                       45,000        46,341
                                                                    -----------
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $4,103,276)                                                   4,108,264
                                                                    -----------
AGENCY MORTGAGE-BACKED SECURITIES - 10.13%
  Fannie Mae
    4.50% 10/1/10                                         172,461       174,940
    4.50% 2/1/19                                          598,394       600,825
    4.50% 7/1/19                                        1,582,080     1,588,507
    4.50% 11/1/19 TBA                                   1,325,000     1,328,727
    5.00% 11/1/19 TBA                                   4,550,000     4,643,844
    5.00% 11/1/33                                         596,877       601,354
    5.00% 1/1/34                                          391,569       394,492
    5.00% 3/1/34                                        1,142,643     1,141,929
    5.00% 8/1/34                                          568,517       571,893
    5.00% 11/1/34 TBA                                   3,195,000     3,184,017
    5.50% 11/1/19 TBA                                   3,470,000     3,593,619
    5.50% 3/1/29                                          823,795       842,330
    5.50% 4/1/29                                          680,556       695,869
    5.50% 11/1/34 TBA                                  10,980,000    11,182,443
    5.73% 12/1/08                                         355,374       378,473
    6.00% 4/1/17                                           39,394        41,376
    6.00% 6/1/17                                            9,881        10,379
    6.00% 11/1/34 TBA                                   2,965,000     3,074,334
    6.50% 11/15/34 TBA                                  4,480,000     4,710,999
    6.765% 1/1/07                                         454,234       479,075
    7.00% 10/1/28                                         792,159       843,897
    7.00% 11/1/34 TBA                                     591,000       627,568
    7.50% 6/1/31                                           47,175        50,610

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
  Fannie Mae (continued)
    7.50% 3/1/32                                  USD     225,742   $   241,897
    7.50% 4/1/32                                          272,054       291,522
    7.50% 11/1/34 TBA                                     340,000       364,119
  Freddie Mac
   o3.718% 4/1/34                                         505,000       510,839
    5.00% 9/1/33                                          417,848       421,504
    5.00% 4/1/34                                          453,450       452,741
    5.50% 11/1/33                                       1,402,609     1,431,538
    6.50% 10/1/33                                         148,736       156,452
    7.00% 11/1/33                                         197,417       209,818
  GNMA
    5.00% 11/1/34 TBA                                   1,495,000     1,499,672
    6.50% 11/1/34 TBA                                     105,000       110,972
    7.50% 2/15/32                                           3,916         4,218
    9.50% 9/15/17                                          10,593        12,006
    10.00% 7/15/17                                          5,453         6,150
                                                                    -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (cost $46,193,181)                                                 46,474,948
                                                                    -----------
AGENCY OBLIGATIONS - 3.15%
  Fannie Mae
    2.375% 2/15/07                                      5,265,000     5,210,534
    3.25% 8/15/08                                         160,000       159,726
    3.375% 12/15/08                                       520,000       519,221
    4.625% 5/1/13                                         800,000       799,970
    5.125% 1/2/14                                       1,710,000     1,760,147
    5.25% 8/1/12                                          825,000       864,168
++++6.06% 10/9/19                                       3,850,000     1,707,125
++++6.38% 11/15/27                                      1,000,000       272,718
    6.625% 11/15/30                                     1,500,000     1,787,294
  Federal Home Loan Bank 2.75% 12/15/06                   865,000       863,760
  Freddie Mac
    3.75% 8/3/07                                          340,000       342,272
    5.75% 4/15/08                                         150,000       162,609
                                                                    -----------
TOTAL AGENCY OBLIGATIONS (cost $14,130,490)                          14,449,544
                                                                    -----------
ASSET-BACKED SECURITIES - 2.23%
 #ABSC NIM Trust Series 04-HE1 A 144A
    7.00% 1/17/34                                         392,255       392,356
[X]#Alliance Capital Funding
    Series 1 A3 CBO 144A 5.84% 2/15/10                     94,926        96,350
  American Express Credit Account Master
    Trust Series 04-3 A 4.35% 12/15/11                    480,000       494,166
  AmeriCredit Automobile Receivables Trust
    Series 01-C A4 5.01% 7/14/08                          358,753       365,159
    Series 01-D A4 4.41% 11/12/08                         953,485       963,663
  Ameriquest Mortgage Securities
    Series 03-5 A2 2.43% 7/25/33                           34,147        34,100
  Capital One Master Trust
    Series 02-4A A 4.90% 3/15/10                          615,000       642,010
  Capital One Multi-Asset Execution Trust
    Series 03-A6 A6 2.95% 8/17/09                          20,000        20,021
    Series 03-C2 C2 4.32% 4/15/09                          70,000        71,225
 #Cendant Timeshare Receivables Funding
    Series 04-1A A1 144A 3.67% 5/20/16                    377,559       377,384
 #Chase Funding NIM
    Series 03-6A 144A 5.00% 1/27/35                        38,699        38,651

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal       Market
                                                        Amount*    Value (U.S.$)
ASSET-BACKED SECURITIES (continued)
  Citibank Credit Card Issuance Trust
    Series 99-2 A 5.875% 3/10/11                  USD     225,000   $   245,315
    Series 03-A3 3.10% 3/10/10                            470,000       465,955
    Series 03-A7 A7 4.15% 7/7/17                          345,000       332,889
    Series 04-A4 A4 3.20% 8/24/09                         300,000       299,854
  Citibank Credit Card Master Trust
    Series 99-7 A 6.65% 11/15/06                          300,000       300,632
  Countrywide Asset-Backed Certificates
   #Series 04-1NIM Note 144A
    6.00% 5/25/34                                         109,604       110,020
   oSeries 04-9 AF2 3.337% 9/25/23                        405,000       403,481
 #GSAA Series 04-4N Note
    144A 6.25% 5/25/34                                    310,000       312,258
n#Magnetite Asset Investor LLC
    Series 3 C1 144A 8.786% 1/31/08                       750,000       780,906
  MBNA Credit Card Master Note Trust
    Series 01-A1 A1 5.75% 10/15/08                         90,000        94,065
   oSeries 96-B A 2.13% 8/15/08                           395,000       396,387
 #MBNA Master Credit Card Trust USA
    144A Series 00-D C 8.40% 9/15/09                      365,000       406,370
 oMerrill Lynch Mortgage Investors
    Series 04-WMC5 A2B2 2.31% 7/25/35                     759,000       759,000
  Mid-State Trust
    Series 04-1 A 6.005% 8/15/39                          229,303       236,539
    Series 11 A1 4.864% 7/15/38                            70,076        69,738
  NationsCredit Grantor Trust
    Series 97-1A 6.75% 8/15/13                             31,842        32,466
  Navistar Financial Owner Trust
    Series 02-B A4 3.52% 10/15/09                         210,000       211,314
 oResidential Asset Mortgage Products
    Series 04-RZ2 AI3 4.30% 11/25/31                      290,000       292,186
n#RHYNO CBO Delaware
    Series 97-1 A2 144A 6.33% 9/15/09                     277,519       283,763
 #Sierra Receivables Funding Company
    Series 03-2A A1 144A 3.03% 12/15/15                   288,746       288,271
  WFS Financial Owner Trust
    Series 02-2 A4 4.50% 2/20/10                          420,000       426,820
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
  (cost $10,222,191)                                                 10,243,314
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.73%
  Bank of America Alternative Loan Trust
    Series 03-10 2A1 6.00% 12/25/33                       429,128       441,498
    Series 04-2 1A1 6.00% 3/25/34                         267,994       278,260
    Series 04-10 1A1 6.00% 11/25/34                       985,000       997,017
  Bank of America Funding
    Series 04-3 2A1 4.75% 9/25/19                         687,383       689,239
    Series 04-3 2A2 5.00% 9/25/19                         578,588       584,721
 oBank of America Mortgage Securities
    Series 03-D 1A2 3.428% 5/25/33                          4,789         4,798
    Series 03-I 2A4 3.828% 10/25/33                       270,000       270,343
    Series 04-A 1A1 3.475% 2/25/34                        229,582       229,157
    Series 04-E 1A1 3.541% 6/25/34                        405,555       405,340
    Series 04-G 2A6 4.657% 8/25/34                        505,000       516,922
  Countrywide Home Loan Mortgage
    Pass Through Trust
   oSeries 03-56 3A7B 4.71% 12/25/33                      780,000       776,907
    Series 04-J6 3A1 5.00% 8/25/19                        776,186       781,835
 oCountrywide Home Loans
    Series 01-HYB2 3A1 5.45% 9/19/31                      138,471       138,645
    Series 03-21 A1 4.14% 5/25/33                         433,383       433,533

                                                       Principal       Market
                                                        Amount*    Value (U.S.$)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  Credit Suisse First Boston
    Mortgage Securities
    Series 03-23 6A1 6.50% 9/25/33                USD     273,717   $   280,814
    Series 03-29 5A1 7.00% 12/25/33                       362,790       380,145
    Series 04-1 3A1 7.00% 2/25/34                          30,335        31,726
 oDeutsche Mortgage Securities
    Series 04-4 1A2 4.01% 4/25/34                         225,000       226,481
  First Horizon Asset Securities
    Series 03-5 1A17 8.00% 7/25/33                         68,966        72,476
   oSeries 04-AR5 4A1 5.71% 10/25/34                      617,291       633,772
    Series 04-6 2A1 5.00% 10/25/19                        477,909       481,779
 #GSMPS Mortgage Loan Trust
    Series 98-3 A 144A 7.75% 9/19/27                      171,386       186,111
    Series 99-3 A 144A 8.00% 144A 8/19/29                 348,315       380,580
 oMaster Adjustable Rate Mortgages Trust
    Series 03-6 1A2 3.048% 12/25/33                       240,000       238,882
  Master Alternative Loans Trust
    Series 03-9 1A1 5.50% 12/25/18                        221,914       231,509
    Series 03-9 1A1 8.00% 9/25/33                         170,320       180,524
  Nomura Asset Acceptance
    Series 04-AP1 A2 3.238% 3/25/34                       605,000       603,423
   oSeries 04-AP2 A2 4.099% 7/25/34                       365,000       366,691
  Prime Mortgage Trust
    Series 04-CL1 1A1 6.00% 2/25/34                       429,191       438,139
  Residential Asset Mortgage Products
    Series 04-SL1 A3 7.00% 11/25/31                       635,268       658,328
  Structured Asset Securities
   oSeries 02-22H 1A 6.998% 11/25/32                      149,639       155,076
    Series 04-12H 1A 6.00% 5/25/34                      1,058,976     1,091,264
o#Summit Mortgage Trust
    Series 02-1 B2 144A 6.138% 6/28/16                     19,613        19,674
  Washington Mutual
   oSeries 03-AR4 A7 3.95% 5/25/33                         28,249        28,169
   oSeries 03-AR9 1A7 4.06% 9/25/33                       541,571       542,334
    Series 04-CB3 1A 6.00% 10/25/34                       970,797     1,013,178
    Series 04-CB3 4A 6.00% 10/25/19                       716,350       752,629
 oWells Fargo Mortgage Backed Securities Trust
    Series 03-K 2A5 4.522% 11/25/33                       150,000       147,001
    Series 03-M A1 4.742% 12/25/33                        384,099       382,299
    Series 04-I 1A1 3.393% 7/25/34                        359,045       358,859
    Series 04-O A1 4.947% 8/25/34                         693,114       693,502
                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $17,092,372)                                                 17,123,580
                                                                    -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.66%
  Bank of America Commercial Mortgage
    Series 04-2 A2 3.52% 5/10/09                          335,000       331,848
  First Union-Lehman Brothers Bank of
    America Series 98-C2 A2 6.56% 11/18/35              1,055,100     1,147,892
  GMAC Commercial Mortgage Securities
    Series 98-C2 A2 6.42% 5/15/35                       1,055,000     1,149,577
 oGreenwich Capital Commercial Funding
    Series 04-GG1 A7 5.317% 6/10/36                       795,000       833,501
 oGS Mortgage Securities
    Series 04-GG2 A6 5.396% 8/10/38                     2,340,000     2,462,829
 #Hilton Hotel Series 2000 HLTA A1 144A
    7.055% 10/6/15                                        380,211       420,346
  JP Morgan Chase Commercial
    Mortgage Securities
    Series 02-C1 A3 5.376% 7/12/37                        275,000       291,435
    Series 03-C1 A2 4.985% 1/12/37                        300,000       309,911

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
  Nomura Asset Securities
    Series 98-D6 A1B 6.59% 3/15/30                USD     595,000   $   651,630
                                                                    -----------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (cost $7,594,094)                                                   7,598,969
                                                                    -----------
CORPORATE BONDS - 29.79%
Aerospace & Defense - 0.21%
  Armor Holdings 8.25% 8/15/13                            540,000       596,700
  Northrop Grumman 4.079% 11/16/06                        365,000       371,649
                                                                    -----------
                                                                        968,349
                                                                    -----------
Automobiles & Automotive Parts - 1.26%
 ^Advanced Accessory Holdings
    13.25% 12/15/11                                     1,125,000       410,625
  Advanced Accessory Systems
    10.75% 6/15/11                                        475,000       434,625
 #Collins & Aikman Products 144A
    12.875% 8/24/12                                       925,000       804,750
  Ford Motor 7.45% 7/16/31                              1,825,000     1,782,394
  General Motors
    7.125% 7/15/13                                        330,000       342,942
    8.375% 7/15/33                                      1,940,000     2,024,355
                                                                    -----------
                                                                      5,799,691
                                                                    -----------
Banking, Finance & Insurance - 3.49%
  Bear Stearns 4.65% 7/2/18                               645,000       609,221
o#Bombardier Capital 144A
    4.09% 5/30/13                                         550,000       548,372
  Citigroup 5.875% 2/22/33                                785,000       798,004
  Core Investment 4.727% 11/30/07                         700,000       723,975
  Credit Suisse First Boston USA
    6.125% 11/15/11                                       450,000       494,435
 #E*Trade Financial 144A 8.00% 6/15/11                    650,000       689,000
 #Erac USA Finance 144A 7.35% 6/15/08                     625,000       701,164
 #Farmers Exchange Capital 144A
    7.05% 7/15/28                                         330,000       335,163
    7.20% 7/15/48                                         550,000       552,563
 #Farmers Insurance Exchange 144A
    8.625% 5/1/24                                         345,000       403,325
  Ford Motor Credit
    5.625% 10/1/08                                        370,000       382,917
    7.00% 10/1/13                                         620,000       655,842
  Franklin Resources 3.70% 4/15/08                        250,000       251,803
  General Electric Capital
    2.75% 9/25/06                                          25,000        24,986
    5.45% 1/15/13                                         170,000       181,769
  GMAC
    6.125% 8/28/07                                        370,000       386,181
    7.25% 3/2/11                                          370,000       393,374
  Goldman Sachs 6.345% 2/15/34                          1,205,000     1,232,201
  Household Finance 4.125% 12/15/08                       415,000       421,684
  HSBC Bank USA 3.875% 9/15/09                            550,000       551,938
  JP Morgan Chase 5.125% 9/15/14                          550,000       559,920
 #LaBranche & Company 144A
    11.00% 5/15/12                                        660,000       680,625
 #Liberty Mutual Group 144A
    5.75% 3/15/14                                         195,000       191,461
  Marsh & Mclennan 5.375% 3/15/07                         770,000       787,708
  Midland Funding II 11.75% 7/23/05                        70,551        74,649
  Morgan Stanley
    4.75% 4/1/14                                          290,000       284,626
    5.30% 3/1/13                                           70,000        72,804

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)

CORPORATE BONDS (continued)
Banking, Finance & Insurance (continued)
 #Nationwide Mutual Insurance 144A
    7.875% 4/1/33                                 USD     305,000   $   358,340
  Popular North America 4.25% 4/1/08                      470,000       481,291
  Popular North America Capital Trust
    6.564% 9/15/34                                        405,000       418,158
o#Premium Asset Trust 144A
    1.96% 2/6/06                                          225,000       225,139
  Prudential Financial 4.104% 11/15/06                    305,000       310,750
o#Rabobank Capital 144A
    5.26% 12/29/49                                        165,000       169,542
 oRBS Capital Trust I 4.709% 12/29/49                     285,000       279,328
  Regions Financial 6.375% 5/15/12                        500,000       559,403
 #TIAA Global Markets 144A
    2.75% 1/13/06                                         230,000       229,411
  Wilmington Trust 4.875% 4/15/13                          15,000        15,041
                                                                    -----------
                                                                     16,036,113
                                                                    -----------
Buildings & Materials - 0.55%
  Interface 10.375% 2/1/10                                995,000     1,149,225
  Interline Brands 11.50% 5/15/11                         940,000     1,048,100
 #Lone Star Industries 144A
    8.85% 6/15/05                                         305,000       313,330
  York International 6.625% 8/15/06                        10,000        10,568
                                                                    -----------
                                                                      2,521,223
                                                                    -----------
Business Services - 0.21%
  Adesa 7.625% 6/15/12                                    805,000       845,250
  Brickman Group 11.75% 12/15/09                          100,000       116,000
                                                                    -----------
                                                                        961,250
                                                                    -----------
Cable, Media & Publishing - 3.07%
++Adelphia Communications
    8.125% 7/15/03                                        975,000       828,750
  America Media Operation 10.25% 5/1/09                   460,000       486,450
 #Atlantic Broadband Finance 144A
    9.375% 1/15/14                                        200,000       188,250
  Avalon Cable LLC 11.875% 12/1/08                      1,055,602     1,111,020
  Charter Communications
    10.75% 10/1/09                                      1,350,000     1,147,499
   ^12.125% 1/15/12                                     1,575,000       933,187
  CSC Holdings
    7.875% 12/15/07                                       650,000       703,625
    10.50% 5/15/16                                        230,000       263,925
  Dex Media East 12.125% 11/15/12                           7,000         8,733
  Dex Media Finance/West
    9.875% 8/15/13                                        375,000       445,313
  IAC/InterActiveCorp 6.75% 11/15/05                      340,000       353,129
  Insight Midwest 10.50% 11/1/10                          505,000       561,813
  Liberty Media 3.50% 9/25/06                             400,000       400,580
  Lodgenet Entertainment 9.50% 6/15/13                    800,000       878,000
  Mediacom Broadband 11.00% 7/15/13                       465,000       502,200
  Mediacom LLC/Mediacom Capital
    8.50% 4/15/08                                         675,000       696,938
  PEI Holdings 11.00% 3/15/10                             790,000       921,338
 #Sheridan Acquisition 144A
    10.25% 8/15/11                                        745,000       812,050
  Time Warner 8.18% 8/15/07                               580,000       653,070
  Time Warner Entertainment
    8.375% 3/15/23                                        200,000       245,514
 #Warner Music Group 144A
    7.375% 4/15/14                                      1,000,000     1,032,499

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)

CORPORATE BONDS (continued)
Cable, Media & Publishing (continued)
  XM Satellite Radio 12.00% 6/15/10               USD     783,000   $   925,898
                                                                    -----------
                                                                     14,099,781
                                                                    -----------
Chemicals - 1.41%
o#Borden US Finance/Nova Scotia 144A
    6.82% 7/15/10                                         550,000       576,125
  Dow Chemical 7.375% 11/1/29                              10,000        11,849
 #Huntsman LLC 144A 11.50% 7/15/12                      1,850,000     2,090,499
  Lubrizol
    4.625% 10/1/09                                        250,000       252,725
    6.50% 10/1/34                                         260,000       262,901
  Lyondell Chemical 9.875% 5/1/07                         740,000       786,250
  Nalco 8.875% 11/15/13                                   750,000       825,938
++Solutia 6.72% 10/15/37                                1,565,000       993,775
  Witco
    6.875% 2/1/26                                         600,000       534,000
    7.75% 4/1/23                                          150,000       141,000
                                                                    -----------
                                                                      6,475,062
                                                                    -----------
Consumer Products - 0.39%
 #Ames True Temper 144A 10.00% 7/15/12                    650,000       698,750
 #Fortune Brands 144A 7.125% 11/1/04                       30,000        30,000
 ^Town Sports International 11.00% 2/1/14               1,260,000       674,100
  True Temper 8.375% 9/15/11                              425,000       388,875
                                                                    -----------
                                                                      1,791,725
                                                                    -----------
Consumer Services - 0.12%
  Corrections Corporation of America
    9.875% 5/1/09                                         225,000       254,250
 #Service Corporate International 144A
    6.75% 4/1/16                                          295,000       305,325
                                                                    -----------
                                                                        559,575
                                                                    -----------
Electronics & Electrical Equipment - 0.37%
 #Advanced Micro 144A 7.75% 11/1/12                       925,000       931,938
  Stratus Technologies 10.375% 12/1/08                    875,000       748,125
                                                                    -----------
                                                                      1,680,063
                                                                    -----------
Energy - 1.56%
  Duke Capital 5.668% 8/15/14                             280,000       290,478
 #Dynegy Holdings 144A 10.125% 7/15/13                    765,000       895,050
 #Enterprise Products Operating 144A
    4.00% 10/15/07                                        430,000       433,686
    4.625% 10/15/09                                       360,000       364,109
  Halliburton Company 5.50% 10/15/10                      680,000       719,954
 #Hilcorp Energy/Finance 144A
    10.50% 9/1/10                                         820,000       928,650
  Hornbeck Offshore Services
    10.625% 8/1/08                                      1,085,000     1,201,637
  Kinder Morgan Energy
    7.75% 3/15/32                                         365,000       440,430
    8.00% 3/15/05                                          25,000        25,475
  Sunoco 4.875% 10/15/14                                  800,000       798,690
  USX
    9.125% 1/15/13                                         95,000       122,871
    9.375% 2/15/12                                        280,000       364,233
  Valero Energy 6.125% 4/15/07                            135,000       144,267
  Valero Logistics Operations
    6.05% 3/15/13                                         395,000       424,303
                                                                    -----------
                                                                      7,153,833
                                                                    -----------

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)

CORPORATE BONDS (continued)
Environmental Services - 0.45%
 #Geo Subordinate 144A 11.00% 5/15/12             USD   1,075,000   $ 1,037,375
  IESI 10.25% 6/15/12                                     650,000       705,250
 #IMCO Recycling 144A 9.00% 11/15/14                      300,000       300,000
                                                                    -----------
                                                                      2,042,625
                                                                    -----------
Food, Beverage & Tobacco - 2.02%
 #Commonwealth Brands 144A
    10.625% 9/1/08                                        955,000     1,007,525
  Cott Beverages 8.00% 12/15/11                           125,000       137,188
 #Denny's 144A 10.00% 10/1/12                             675,000       703,688
  Gold Kist 10.25% 3/15/14                                435,000       489,375
  Kraft Foods
    4.00% 10/1/08                                         725,000       733,751
    5.625% 11/1/11                                        485,000       517,511
 #Le-Natures 144A 10.00% 6/15/13                        1,250,000     1,387,499
 #Miller Brewing 144A
    4.25% 8/15/08                                         685,000       699,495
    5.50% 8/15/13                                         500,000       525,720
  Nabisco 6.85% 6/15/05                                   385,000       394,652
  O'Charleys 9.00% 11/1/13                                600,000       636,000
  Safeway 6.15% 3/1/06                                    205,000       213,586
  Universal 6.50% 2/15/06                                 205,000       214,003
  UST
    6.625% 7/15/12                                        565,000       639,308
    8.80% 3/15/05                                          50,000        51,192
  VICORP Restaurant 10.50% 4/15/11                        775,000       778,875
  Wendy's International 6.35% 12/15/05                    130,000       134,776
                                                                    -----------
                                                                      9,264,144
                                                                    -----------
Healthcare & Pharmaceuticals - 1.90%
  Ameripath 10.50% 4/1/13                               1,050,000     1,034,250
  Boston Scientific 5.45% 6/15/14                         595,000       626,592
  Caremark Rx 7.375% 10/1/06                              255,000       273,169
 #Inverness Medical 144A 8.75% 2/15/12                    350,000       362,250
  Medco Health Solutions 7.25% 8/15/13                  1,265,000     1,407,644
  Province Healthcare 7.50% 6/1/13                      1,125,000     1,276,875
  Schering-Plough 6.50% 12/1/33                           605,000       667,595
  Universal Hospital Service
    10.125% 11/1/11                                       845,000       866,125
 #US Oncology 144A 10.75% 8/15/14                         865,000       947,175
^#Vanguard Health 144A 11.25% 10/1/15                   1,550,000       906,750
  Wyeth 5.50% 2/1/14                                      355,000       364,411
                                                                    -----------
                                                                      8,732,836
                                                                    -----------
Industrial Machinery - 0.12%
  Aearo Company 8.25% 4/15/12                             455,000       473,200
  Johnson Controls 5.00% 11/15/06                          90,000        93,589
                                                                    -----------
                                                                        566,789
                                                                    -----------
Leisure, Lodging & Entertainment - 1.04%
Ameristar Casinos 10.75% 2/15/09                          995,000     1,139,275
Mandalay Resort Group 10.25% 8/1/07                     1,250,000     1,431,250
MGM Mirage 9.75% 6/1/07                                   740,000       836,200
Park Place Entertainment
8.50% 11/15/06                                            225,000       248,625
Penn National Gaming 11.125% 3/1/08                       100,000       108,625
Venetian Casino Resort 11.00% 6/15/10                     400,000       461,500
Wheeling Island Gaming
10.125% 12/15/09                                          495,000       529,650
                                                                    -----------
                                                                      4,755,125
                                                                    -----------

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)
CORPORATE BONDS (continued)
Metals & Mining - 0.03%
  Barrick Gold Finance 7.50% 5/1/07          USD         130,000      $  142,954
                                                                      ----------
                                                                         142,954
                                                                      ----------
Miscellaneous - 0.16%
  General Electric 5.00% 2/1/13                          705,000         732,020
                                                                      ----------
                                                                         732,020
                                                                      ----------
Packaging & Containers - 1.03%
  AEP Industries 9.875% 11/15/07                         815,000         833,338
 #Graham Packaging 144A
    9.875% 10/15/14                                      850,000         905,250
 #Port Townsend Paper 144A
    11.00% 4/15/11                                     1,450,000       1,551,500
  Portola Packaging 8.25% 2/1/12                         905,000         714,950
  Radnor Holdings
     1.00% 3/15/10                                       370,000         286,750
o#144A 8.82% 4/15/09                                     455,000         448,175
                                                                      ----------
                                                                       4,739,963
                                                                      ----------
Paper & Forest Products - 0.99%
 #Boise Cascade 144A 7.125% 10/15/14                     110,000         115,369
 Bowater 9.00% 8/1/09                                    900,000       1,014,647
  Buckeye Technologies 8.00% 10/15/10                    225,000         230,625
  Fort James 7.75% 11/15/23                            1,360,000       1,574,200
 #Newark Group 144A 9.75% 3/15/14                        950,000         992,750
  Potlatch 12.50% 12/1/09                                490,000         616,861
                                                                      ----------
                                                                       4,544,452
                                                                      ----------
Real Estate - 0.34%
  BF Saul REIT 7.50% 3/1/14                              720,000         739,800
  Developers Diversified Realty
    4.625% 8/1/10                                        240,000         240,919
  Tanger Properties 9.125% 2/15/08                       520,000         582,400
                                                                      ----------
                                                                       1,563,119
                                                                      ----------
Retail - 0.55%
 #CVS 144A 4.00% 9/15/09                                 430,000         432,536
 ^J Crew Intermediate 16.00% 5/15/08                     345,790         324,178
  J Crew Operating 10.375% 10/15/07                      250,000         258,125
 #Loehmanns Capital 144A
    13.00% 10/1/11                                       300,000         291,000
  Lowe's 7.50% 12/15/05                                  200,000         210,873
  Office Depot 10.00% 7/15/08                            470,000         554,600
  Petco Animal Supplies 10.75% 11/1/11                   400,000         468,000
                                                                      ----------
                                                                       2,539,312
                                                                      ----------
Telecommunications - 4.29%
o#AirGate PCS 144A 5.85% 10/15/11                        425,000         437,750
  Alaska Communications Systems
    9.875% 8/15/11                                       665,000         661,675
  AT&T Wireless 8.75% 3/1/31                             740,000         996,497
  BellSouth 4.20% 9/15/09                                575,000         581,158
  Centennial Cellular Operating
    10.125% 6/15/13                                    1,190,000       1,297,099
  Cincinnati Bell 8.375% 1/15/14                       1,000,000         960,000
  Citizens Communications
    8.50% 5/15/06                                        195,000         210,600
 #iPCS Escrow 144A 11.50% 5/1/12                         420,000         459,900
  MCI
    5.908% 5/1/07                                        552,000         552,000
    6.688% 5/1/09                                      1,250,000       1,235,938
  MetroPCS 10.75% 10/1/11                                410,000         428,450
  Motorola 4.608% 11/16/07                               730,000         752,218

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)
CORPORATE BONDS (continued)
Telecommunications (continued)
  Nextel Communications 5.95% 3/15/14         USD      2,600,000     $ 2,671,499
 #Qwest Services 144A 14.00% 12/15/10                  1,100,000       1,311,749
  SBC Communications
    4.125% 9/15/09                                       435,000         437,653
    5.10% 9/15/14                                        625,000         630,559
    6.15% 9/15/34                                        305,000         309,164
  Sprint Capital
    4.78% 8/17/06                                        295,000         303,387
    6.375% 5/1/09                                         10,000          10,992
    7.625% 1/30/11                                         5,000           5,855
    8.375% 3/15/12                                       985,000       1,210,599
    8.75% 3/15/32                                        810,000       1,064,597
 #UbiquiTel Operating 144A
    9.875% 3/1/11                                        475,000         516,563
o#US LEC 144A 10.67% 10/1/09                             525,000         514,500
  US Unwired 10.00% 6/15/12                              860,000         935,250
  Verizon Wireless Capital
    5.375% 12/15/06                                    1,135,000       1,190,227
                                                                     -----------
                                                                      19,685,879
                                                                     -----------
Textiles, Apparel & Furniture - 0.12%
  Warnaco 8.875% 6/15/13                                 475,000         533,188
                                                                     -----------
                                                                         533,188
                                                                     -----------
Transportation & Shipping - 0.58%
  American Airlines 6.817% 11/23/12                       35,000          31,235
  Continental Airlines
    6.503% 6/15/11                                       490,000         459,914
    7.033% 6/15/11                                        16,227          12,538
  Delta Air Lines
    7.299% 9/18/06                                        70,000          42,006
    7.779% 11/18/05                                      300,000         225,034
 #Horizon Lines 144A 9.00% 11/1/12                       730,000         792,962
  Kansas City Southern Railway
    9.50% 10/1/08                                        582,000         650,385
  Seabulk International 9.50% 8/15/13                    415,000         444,050
                                                                     -----------
                                                                       2,658,124
                                                                     -----------
Utilities - 3.53%
 #Allegheny Energy 144A 13.00% 11/15/07                   94,677         103,671
  Avista
    7.75% 1/1/07                                         290,000         315,646
    9.75% 6/1/08                                         433,000         513,254
  Boston Gas Company 8.87% 1/5/05                        125,000         126,450
  Buckeye Partners 5.30% 10/15/14                        325,000         331,663
  Calpine 10.50% 5/15/06                                 845,000         804,863
 #Calpine 144A 9.625% 9/30/14                            625,000         596,875
o#Calpine Generating 144A 7.76% 4/1/10                   445,000         427,200
  Consolidated Edison 3.625% 8/1/08                      340,000         339,750
  Detroit Edison
    5.05% 10/1/05                                         15,000          15,331
    6.35% 10/15/32                                       340,000         372,217
  Dominion Resources 7.195% 9/15/14                      330,000         383,499
  El Paso Natural Gas 7.625% 8/1/10                      375,000         407,344
  El Paso Production 7.75% 6/1/13                      1,050,000       1,099,875
  Elwood Energy 8.159% 7/5/26                            931,469         992,014
  Exelon Generation 6.95% 6/15/11                        350,000         399,137
  FPL Group Capital 3.25% 4/11/06                        365,000         367,610
  Midwest Generation
    8.30% 7/2/09                                         635,000         684,213
    8.75% 5/1/34                                       1,200,000       1,365,000

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)
CORPORATE BONDS (continued)
Utilities (continued)
 ++Mirant Americas Generation
     7.625% 5/1/06                               USD     375,000     $   367,500
  #NRG Energy 144A 8.00% 12/15/13                      1,525,000       1,687,031
   Oncor Electric Delivery 7.00% 5/1/32                  160,000         186,968
   Orion Power Holdings 12.00% 5/1/10                    585,000         740,025
  #Power Contract Financing 144A
     5.20% 2/1/06                                        222,772         225,931
   PSE&G Energy
     7.75% 4/16/07                                       585,000         628,875
     8.625% 2/15/08                                       30,000          33,300
   PSE&G Power 8.625% 4/15/31                            230,000         297,692
   Reliant Energy 9.50% 7/15/13                          600,000         678,000
   Southern California Edison
     6.00% 1/15/34                                       570,000         604,246
   Southern Capital Funding 5.30% 2/1/07                 235,000         248,732
   Tennessee Gas Pipeline 8.375% 6/15/32                 415,000         450,275
   TXU Energy 7.00% 3/15/13                              210,000         238,813
++#USGen New England 144A
     7.459% 1/2/15                                       255,000         167,025
                                                                     -----------
                                                                      16,200,025
                                                                     -----------
TOTAL CORPORATE BONDS (cost $132,923,126)                            136,747,220
                                                                     -----------
FOREIGN BONDS - 32.00% 3
Australia - 1.80%
   New South Wales Treasury
     8.00% 3/1/08                                AUD   2,000,000       1,610,476
   Queensland Treasury
     6.00% 6/14/11                               AUD   4,798,000       3,688,322
     6.00% 8/14/13                               AUD   3,425,000       2,656,036
  #SingTel Optus Finance 144A
     8.125% 6/15/09                              USD     270,000         314,467
                                                                     -----------
                                                                       8,269,301
                                                                     -----------
Austria - 1.58%
   Oesterreichesche Kontrollbank
     1.80% 3/22/10                               JPY 602,000,000       6,006,666
   Republic of Austria 5.25% 1/4/11              EUR     887,000       1,242,208
                                                                     -----------
                                                                       7,248,874
                                                                     -----------
Belgium - 1.17%
   Kingdom of Belgium
     5.75% 3/28/08                               EUR   2,399,000       3,336,702
     5.75% 9/28/10                               EUR   1,422,000       2,036,825
                                                                     -----------
                                                                       5,373,527
                                                                     -----------
Bermuda - 0.29%
   Intelsat 6.50% 11/1/13                        USD     375,000         322,096
 o#Oil Insurance 144A 5.15% 8/15/33              USD     735,000         751,014
   Weatherford International
     4.95% 10/15/13                              USD     255,000         257,657
                                                                     -----------
                                                                       1,330,767
                                                                     -----------
Brazil - 0.83%
   Brazilian Government International Bond
    o3.063% 4/15/24                              USD   2,225,000       1,968,969
    o6.00% 4/15/24                               USD   2,065,000       1,857,967
                                                                     -----------
                                                                       3,826,936
                                                                     -----------
Canada - 1.69%
   Abitibi-Consolidated 8.55% 8/1/10             USD     775,000         852,500
  #Canadian Oil Sands 144A
     4.80% 8/10/09                               USD     290,000         296,614

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)

FOREIGN BONDS (continued)
Canada (continued)
  #Hollinger 144A 12.875% 3/1/11                 USD      235,000    $   259,675
  #Jean Coutu Group 144A 8.50% 8/1/14            USD      775,000        794,375
   Ontario Province 1.875% 1/25/10               JPY  434,000,000      4,335,737
   Rogers Cablesystems 10.00% 3/15/05            USD      650,000        669,500
no#Secunda International 144A
     9.76% 9/1/12                                USD      355,000        351,450
   Thomson 5.75% 2/1/08                          USD      205,000        219,051
                                                                      ----------
                                                                       7,778,902
                                                                      ----------
Cayman Islands - 1.04%
   Bluewater Finance 10.25% 2/15/12              USD      655,000        727,050
 n#Juniper CBO Series 99-1A A1 CBO 144A
     6.83% 4/15/11                               USD      295,781        305,763
  #Mizuho Finance Group 144A
     5.79% 4/15/14                               USD    1,075,000      1,120,624
no#ML CBO 144A Series 97-C3A A
     2.305% 3/23/08                              USD      454,803        263,786
   Petrobras International 7.75% 9/15/14         USD      725,000        729,531
 n#Putnam CBO II Series 1A A1 144A
     6.875% 11/8/09                              USD      199,223        203,208
  #Sail NIM Notes 144A Series 03-10A A
     7.50% 10/27/33                              USD       82,075         82,767
  nSouth Street CBO Series 99-1A A1
     7.16% 7/1/11                                USD      155,042        155,042
 n#Travelers Funding Limited CBO
     Series 1A A2 144A 6.35% 2/18/14             USD      500,000        520,000
   Vale Overseas Limited 8.25% 1/17/34           USD      655,000        643,538
                                                                      ----------
                                                                       4,751,309
                                                                      ----------
Dominican Republic - 0.09%
  oDominican Republic 2.438% 8/30/24             USD      520,000        400,400
                                                                      ----------
                                                                         400,400
                                                                      ----------
Ecuador - 0.86%
  oRepublic of Ecuador 8.00% 8/15/30             USD    4,700,000      3,953,875
                                                                      ----------
                                                                       3,953,875
                                                                      ----------
El Salvador - 0.18%
   Republic of El Salvador 8.25% 4/10/32         USD      825,000        836,094
                                                                      ----------
                                                                         836,094
                                                                      ----------
Finland - 0.62%
   Republic of Finland 5.75% 2/23/11             EUR    1,990,000      2,860,031
                                                                      ----------
                                                                       2,860,031
                                                                      ----------
France - 2.68%
   France Government O.A.T.
     4.00% 4/25/13                               EUR    5,920,000      7,661,801
   Government of France 5.00% 1/12/06            EUR    2,563,000      3,361,645
   Rhodia 8.875% 6/1/11                          USD    1,335,000      1,254,900
                                                                      ----------
                                                                      12,278,346
                                                                      ----------
Germany - 5.03%
   Deutschland Republic
     4.50% 1/4/13                                EUR    6,133,000      8,229,853
     4.75% 7/4/34                                EUR    3,167,800      4,157,278
     5.00% 7/4/11                                EUR    4,633,000      6,402,510
  #Gazprom Oao 144A 9.625% 3/1/13                USD    1,400,000      1,617,000
   Sibneft
     10.75% 1/15/09                              USD    2,140,000      2,363,363
     11.50% 2/13/07                              USD      275,000        301,428
                                                                      ----------
                                                                      23,071,432
                                                                      ----------

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)
FOREIGN BONDS (continued)
Ireland - 0.08%
  Smurfit Capital Funding
    7.50% 11/20/25                               USD     360,000     $   363,600
                                                                     -----------
                                                                         363,600
                                                                     -----------
Italy - 2.37%
  Italy Bouni Poliennali Del Tesoro
    5.00% 8/1/34                                 EUR    1,614,000      2,145,151
  Republic of Italy
    0.65% 3/20/09                                JPY  436,000,000      4,133,230
    3.80% 3/27/08                                JPY  223,000,000      2,341,107
    5.75% 7/25/16                                EUR    1,532,000      2,236,787
                                                                     -----------
                                                                      10,856,275
                                                                     -----------
Japan - 0.89%
  Development Bank of Japan
    1.75% 6/21/10                                JPY  413,000,000      4,101,472
                                                                     -----------
                                                                       4,101,472
                                                                     -----------
Liberia - 0.17%
  Royal Caribbean Cruise
    7.25% 3/15/18                                USD      715,000        781,138
                                                                     -----------
                                                                         781,138
                                                                     -----------
Luxembourg - 0.29%
 #BCP Caylux 144A 9.625% 6/15/14                 USD      500,000        562,500
 #Telecom Italia 144A 4.00% 1/15/10              USD      775,000        768,681
                                                                     -----------
                                                                       1,331,181
                                                                     -----------
Marshall Island - 0.13%
  OMI 7.625% 12/1/13                             USD      580,000        615,525
                                                                     -----------
                                                                         615,525
                                                                     -----------
Mexico - 0.14%
 #America Movil ZAR 144A
    5.75% 1/15/15                                USD      340,000        339,521
  Telefonos de Mexico 4.50% 11/19/08             USD      315,000        318,563
                                                                     -----------
                                                                         658,084
                                                                     -----------
Netherlands - 0.90%
 #Kazkommerts International 144A
    7.00% 11/3/09                                USD      675,000        674,156
  Netherlands Government
    Series 1 5.75% 2/15/07                       EUR     1,824,000     2,483,194
 #New Skies Satellite 144A
    9.125% 11/1/12                               USD      750,000        770,625
  Telefonica Europe 7.35% 9/15/05                USD      210,000        218,641
                                                                     -----------
                                                                       4,146,616
                                                                     -----------
Norway - 0.27%
  Norsk Hydro 6.70% 1/15/18                      USD       15,000         17,309
  Petroleum Geo-Services
    8.00% 11/5/06                                USD      445,063        453,964
    10.00% 11/5/10                               USD      674,963        772,833
                                                                     -----------
                                                                       1,244,106
                                                                     -----------
Poland - 0.99%
  Poland Government
    5.00% 10/24/13                               PLZ    9,494,000      2,458,636
    6.00% 5/24/09                                PLZ    7,389,000      2,087,014
                                                                     -----------
                                                                       4,545,650
                                                                     -----------
Russia - 0.32%
  Russian Ministry of Finance
    3.00% 5/14/11                                USD    1,600,000      1,325,800

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)

FOREIGN BONDS (continued)
Russia (continued)
 =Russian Paris Club Partial Note
    2.125% 8/20/20                               JPY   15,711,202   $    126,397
                                                                    ------------
                                                                       1,452,197
                                                                    ------------
Spain - 0.91%
  Kingdom of Spain 3.10% 9/20/06                 JPY  420,000,000      4,167,591
                                                                    ------------
                                                                       4,167,591
                                                                    ------------
Supranational - 3.62%
  European Investment Bank
    2.125% 9/20/07                               JPY  140,000,000      1,385,891
  Fannie Mae Global 1.75% 3/26/08                JPY  560,000,000      5,520,875
  Inter-American Development Bank
    1.90% 7/8/09                                 JPY  334,000,000      3,334,461
  International Bank for Reconstruction
    & Development 2.00% 2/18/08                  JPY  157,700,000      1,565,620
  KFW International Finance
    1.75% 3/23/10                                JPY  487,000,000      4,812,255
                                                                    ------------
                                                                      16,619,102
                                                                    ------------
Sweden - 0.22%
  Stena 9.625% 12/1/12                           USD      875,000        989,844
                                                                    ------------
                                                                         989,844
                                                                    ------------
Ukraine - 0.10%
  Ukraine Government 6.875% 3/4/11               USD      450,000        453,941
                                                                    ------------
                                                                         453,941
                                                                    ------------
United Kingdom - 1.97%
  UK Treasury 4.00% 3/7/09                       GBP    4,843,100      8,653,085
  Vodafone Group 5.375% 1/30/15                  USD      390,000        408,783
                                                                    ------------
                                                                       9,061,868
                                                                    ------------
Venezuela - 0.52%
  Venezuela Government
  International Bond 6.75% 3/31/20               USD    2,430,000      2,404,441
                                                                    ------------
                                                                       2,404,441
                                                                    ------------
Virgin Islands - 0.25%
  Chippac International 12.75% 8/1/09            USD    1,060,000      1,139,500
                                                                    ------------
                                                                       1,139,500
                                                                    ------------
TOTAL FOREIGN BONDS (cost $142,162,414)                              146,911,925
                                                                    ------------
MUNICIPAL BONDS - 1.06%
  California State
    5.00% 2/1/33                                 USD      155,000        158,202
    5.25% 7/1/13                                          255,000        290,060
 Colorado Department of
    Transportation Revenue
    5.00% 12/15/13 (FGIC)                                 985,000      1,102,657
 oForsyth, Montana Pollution Control
    Revenue (Portland General Project)
    Series A 5.20% 5/1/33                                 150,000        159,387
  Golden State, California Tobacco
    Securitization Corporation
    Settlement Revenue 5.50% 6/1/43                       250,000        263,718
  Illinois State Taxable Pension
    5.10% 6/1/33                                          265,000        255,680
  Metropolitan Washington District of
  Columbia Airport Authority
    5.00% 10/1/34 (FSA) (AMT)                             155,000        157,125
  New Jersey Economic Development
    Authority 5.75% 6/15/29                               335,000        343,918

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)
MUNICIPAL BONDS (continued)
  New Jersey Economic Development
    Authority Special Facility Revenue
    (Continental Airlines Project)
    6.25% 9/15/29 (AMT)                          USD     315,000     $   228,854
  Oregon State Taxable-Pension
    5.892% 6/1/27                                        305,000         328,851
  Puerto Rico Public Buildings Authority
    Revenue Guaranteed Government
    Facilities Series I 5.25% 7/1/33                     550,000         576,307
  Sales Tax Asset Receivables Corporation
    5.25% 10/15/27 (AMBAC)                               565,000         607,871
  West Virginia Economic Development
    5.37% 7/1/20 (MBIA)                                   90,000          92,732
    6.07% 7/1/26                                         280,000         296,484
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $4,746,658)                                4,861,846
                                                                     -----------
U.S. TREASURY OBLIGATIONS - 11.21%
  U.S. Treasury Bond 5.375% 2/15/31                    1,565,000       1,700,288
  U.S. Treasury Inflation Index Notes
    0.875% 4/15/10                                     2,810,793       2,804,809
 ***2.00% 1/15/14                                      1,261,439       1,308,005
    2.00% 7/15/14                                      7,695,648       7,963,795
    2.375% 1/15/25                                     1,583,363       1,656,842
    3.00% 7/15/12                                      1,876,025       2,100,855
    3.375% 4/15/32                                       998,197       1,270,634
  U.S. Treasury Notes
    2.50% 9/30/06                                         60,000          59,970
    2.75% 8/15/07                                     18,135,000      18,130,757
    3.125% 5/15/07                                       235,000         237,460
    3.375% 10/15/09                                    7,510,000       7,541,099
    4.25% 8/15/14                                      6,550,000       6,667,697
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $51,290,426)                                                  51,442,211
                                                                     -----------
                                                         Number of
                                                           Shares
COMMON STOCKS - 0.06%
  MCI                                                      4,040          69,690
 +Petroleum Geo Services ADR                                 795          36,505
 +XM Satellite Radio Class A                               5,702         184,288
                                                                     -----------
TOTAL COMMON STOCKS (cost $137,851)                                      290,483
                                                                     -----------
PREFERRED STOCKS - 0.29%
  Alamosa Convertible 7.50%                                  285         215,246
 #Centaur 144A 9.08%                                         170         223,231
  Host Marriott B 10.00%                                   8,450         219,954
  Nexen 7.35%                                             26,450         687,700
  TNP Enterprises PIK 14.50%                                   1             643
                                                                     -----------
TOTAL PREFERRED STOCKS (cost $1,129,721)                               1,346,774
                                                                     -----------
WARRANTS - 0.00%
+#American Tower Warrants 144A                                50          10,525
+#Solutia Warrants 144A                                      147               1
                                                                     -----------
TOTAL WARRANTS (cost $16,659)                                             10,526
                                                                     -----------

                                                      Principal        Market
                                                       Amount*     Value (U.S.$)

REPURCHASE AGREEMENTS - 5.75%
  With BNP Paribas 1.77% 11/1/04
    (dated 10/29/04, to be repurchased
    at $13,673,016, collateralized by
    $14,061,000 U.S. Treasury Bills due
    3/24/05, market value $13,948,417)           USD   13,671,000  $  13,671,000
  With UBS Warburg 1.77% 11/1/04
    (dated 10/29/04, to be repurchased
    at $12,732,878, collateralized by
    $2,195,000 U.S. Treasury Notes
    1.625% due 10/31/05, market
    value $2,199,284, $4,390,000
    U.S. Treasury Notes 1.875% due
    11/30/05, market value $4,404,792
    and $5,935,000 U.S. Treasury
    Notes 6.500% due 10/15/06,
    market value $6,390,760)                           12,731,000    12,731,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $26,402,000)                                                 26,402,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 104.05%
  (cost $467,733,550)                                               477,629,005
LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS - (4.05%)                                        (18,599,331)
                                                                   ------------
NET ASSETS APPLICABLE TO 51,414,068
  SHARES OUTSTANDING - 100.00%                                     $459,029,674
                                                                   ============

Net Asset Value - Delaware Diversified Income Fund
  Class A ($294,032,924 / 32,931,016 Shares)                              $8.93
                                                                          -----
Net Asset Value - Delaware Diversified Income Fund
  Class B ($43,335,217 / 4,855,492 Shares)                                $8.92
                                                                          -----
Net Asset Value - Delaware Diversified Income Fund
  Class C ($109,910,570 / 12,311,652 Shares)                              $8.93
                                                                          -----
Net Asset Value - Delaware Diversified Income Fund
  Class R ($5,556,610 / 622,390 Shares)                                   $8.93
                                                                          -----
Net Asset Value - Delaware Diversified Income Fund
  Institutional Class ($6,194,353 / 693,518 Shares)                       $8.93
                                                                          -----

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF NET ASSETS (CONTINUED)

COMPONENTS OF NET ASSETS AT OCTOBER 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $448,778,227
Undistributed net investment income**                                 1,801,623
Accumulated net realized loss on investments                         (1,860,150)
Net unrealized appreciation of investments
  and foreign currencies                                             10,309,974
                                                                   ------------
Total net assets                                                   $459,029,674
                                                                   ============

AUD - Australian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
PLZ - Polish Zloty
USD - U.S. Dollar

  *Principal amount is stated in the currency in which each bond is denominated. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***Fully or partially pledged as collateral for financial futures contracts.
   See Note 9 in "Notes to Financial Statements."
  #Securities exempt from registration under rule 144A of the Securities Act of 1933.
   See Note 12 in "Notes to Financial Statements."
  oVariable Rate Notes-The interest rate shown is the rate at October 31, 2004. ^Step coupon bond.
  +Non-income producing security for the period ending October 31, 2004. ++Non-income producing security. Security currently in default.
+++Zero coupon bond. The rate shown is the yield at the time of purchase.
  nSecurity is being fair valued in accordance with the Fund's fair valuation policy.
  =Pass Through Agreement-Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
  @Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CBO - Collateralized Bond Obligation
FGIC - Insured by the Federal Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GMAC - General Motors Acceptance Corporation
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
NIM - Net Interest Margin
PIK - Payment-in-kind
REIT - Real Estate Investment Trust
SLMA - Student Loan Marketing Association
TBA - To be announced

NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  DELAWARE DIVERSIFIED INCOME FUND
Net asset value Class A (A)                                                $8.93
Sales charge (4.50% of offering price
  or 4.70% of amount invested per share) (B)                                0.42
                                                                           -----
Offering price                                                             $9.35
                                                                           =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchase of $100,000 or more.

See accompanying notes

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF ASSETS AND LIABILITIES                     OCTOBER 31, 2004



ASSETS:
  Investments at market (cost $467,733,550)                         $477,629,005
  Receivables for securities sold                                     24,128,799
  Foreign currencies (cost $13,142,111)                               13,167,266
  Dividends and interest receivable                                    5,849,668
  Subscriptions receivable                                             5,291,660
  Swap agreement receivable                                              389,187
                                                                    ------------
  Total assets                                                       526,455,585
                                                                    ------------

LIABILITIES:
  Payables for securities purchased                                   66,119,372
  Accrued expenses                                                       328,088
  Distributions payable                                                  454,747
  Liquidations payable                                                   427,163
  Management fee payable                                                  24,463
  Unrealized depreciation on currency contracts                           32,811
  Variation margin payable on futures contracts                           30,188
  Cash overdraft                                                           9,079
                                                                    ------------
  Total liabilities                                                   67,425,911
                                                                    ------------

TOTAL NET ASSETS                                                    $459,029,674
                                                                    ============

See accompanying notes

STATEMENT                                       DELAWARE DIVERSIFIED INCOME FUND
  OF OPERATIONS                                 YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
  Interest                                                                                     $15,896,142
  Dividends                                                                                        179,172       $16,075,314
                                                                                               -----------       -----------

EXPENSES:
  Management fees                                                                                1,652,880
  Distribution expenses -- Class A                                                                 540,675
  Distribution expenses -- Class B                                                                 309,705
  Distribution expenses -- Class C                                                                 813,643
  Distribution expenses -- Class R                                                                  14,305
  Dividend disbursing and transfer agent fees and expenses                                         513,288
  Registration fees                                                                                126,013
  Reports and statements to shareholders                                                           117,538
  Accounting and administration expenses                                                           107,271
  Legal and professional fees                                                                       78,756
  Custodian fees                                                                                    63,614
  Pricing fees                                                                                      23,715
  Trustees' fees                                                                                    13,800
  Other                                                                                              6,475         4,381,678
                                                                                               -----------
  Less expenses absorbed or waived                                                                                  (403,099)
  Less waived distribution expenses -- Class A                                                                       (90,112)
  Less expenses paid indirectly                                                                                         (673)
                                                                                                                 -----------
  Total expenses                                                                                                   3,887,794
                                                                                                                 -----------
NET INVESTMENT INCOME                                                                                             12,187,520
                                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss )on:
    Investments                                                                                                    6,298,063
    Futures contracts                                                                                                399,729
    Options written                                                                                                   22,099
    Swap agreements                                                                                                  (54,136)
    Foreign currency transactions                                                                                  1,755,237
                                                                                                                 -----------
  Net realized gain                                                                                                8,420,992
  Net change in unrealized appreciation/depreciation of investments and foreign currencies                         7,070,010
                                                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                                            15,491,002
                                                                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $27,678,522
                                                                                                                 ===========

See accompanying notes

STATEMENTS                                      DELAWARE DIVERSIFIED INCOME FUND
  OF CHANGES IN NET ASSETS

                                                                                                            Year Ended
                                                                                                    10/31/04          10/31/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                           $ 12,187,520      $  2,373,575
  Net realized gain on investments and foreign currencies                                            8,420,992         1,218,256
  Net change in unrealized appreciation/depreciation of investments and foreign currencies           7,070,010         1,251,592
                                                                                                  ------------      ------------
  Net increase in net assets resulting from operations                                              27,678,522         4,843,423
                                                                                                  ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                         (8,940,721)       (1,984,957)
    Class B                                                                                         (1,309,949)         (308,328)
    Class C                                                                                         (3,440,820)         (689,239)
    Class R                                                                                           (109,160)           (1,045)
    Institutional Class                                                                               (187,777)           (1,853)

  Net realized gain on investments:
    Class A                                                                                           (594,484)         (147,847)
    Class B                                                                                           (110,318)          (10,391)
    Class C                                                                                           (339,841)           (1,938)
    Class R                                                                                             (1,586)               --
    Institutional Class                                                                                 (3,511)               --
                                                                                                  ------------      ------------
                                                                                                   (15,038,167)       (3,145,598)
                                                                                                  ------------      ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                        238,066,112        93,302,883
    Class B                                                                                         18,391,177        16,744,926
    Class C                                                                                         67,784,833        49,827,471
    Class R                                                                                          6,404,192           325,776
    Institutional Class                                                                              6,111,276           564,673

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                          7,483,323         1,730,660
    Class B                                                                                            955,165           226,735
    Class C                                                                                          2,818,155           468,761
    Class R                                                                                            106,089               769
    Institutional Class                                                                                149,823               505
                                                                                                  ------------      ------------
                                                                                                   348,270,145       163,193,159
                                                                                                  ------------      ------------
  Net assets from merger1:
    Class A                                                                                         10,842,165                --
    Class B                                                                                         12,759,029                --
    Class C                                                                                          3,141,772                --
    Class R                                                                                                 --                --
    Institutional Class                                                                                 13,153                --
                                                                                                  ------------      ------------
                                                                                                    26,756,119                --
                                                                                                  ------------      ------------
  Cost of shares repurchased:
    Class A                                                                                        (53,633,088)      (17,062,601)
    Class B                                                                                         (6,024,388)       (1,092,472)
    Class C                                                                                        (15,950,832)       (2,008,558)
    Class R                                                                                         (1,329,096)          (69,970)
    Institutional Class                                                                               (758,049)               --
                                                                                                  ------------      ------------
                                                                                                   (77,695,453)      (20,233,601)
                                                                                                  ------------      ------------
Increase in net assets derived from capital share transactions                                     297,330,811       142,959,558
                                                                                                  ------------      ------------
NET INCREASE IN NET ASSETS                                                                         309,971,166       144,657,383

NET ASSETS:
  Beginning of year                                                                                149,058,508         4,401,125
                                                                                                  ------------      ------------
  End of year (Undistributed net investment income $1,801,623 and $137,929, respectively.)        $459,029,674      $149,058,508
                                                                                                  ============      ============

See accompanying notes

(1)See Note 6 in "Notes to Financial Statements."

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Diversified Income Fund Class A
-------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                              10/31/04    10/31/03    10/31/02(3)* 10/31/01*    10/31/00*
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.590      $8.960       $9.440      $8.600       $8.550

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.377       0.374        0.444       0.541        0.528
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.450       0.804       (0.001)      0.685        0.077
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.827       1.178        0.443       1.226        0.605
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.434)     (1.274)      (0.477)     (0.361)      (0.555)
Net realized gain on investments                               (0.053)     (0.274)      (0.446)     (0.025)          --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.487)     (1.548)      (0.923)     (0.386)      (0.555)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $8.930      $8.590       $8.960      $9.440       $8.600
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(2)                                                 9.92%      14.80%        5.39%      14.78%        7.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $294,033     $83,100       $4,391      $8,672       $7,724
Ratio of expenses to average net assets                         1.02%       1.00%        0.58%       0.55%        0.54%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.19%       1.60%        1.11%       0.62%        0.61%
Ratio of net investment income to average net assets            4.33%       4.51%        5.09%       6.05%        6.35%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.16%       3.91%        4.56%       5.98%        6.28%
Portfolio turnover                                               452%        620%         545%        252%         143%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.044, an increase in net realized and unrealized gain (loss) per share of $0.044, and a decrease in the ratio of net investment income to average net assets of 0.51%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

 * Effective October 28, 2002, Delaware Pooled Trust-The Delaware Diversified Core Fixed Income Portfolio ("Pooled Trust Portfolio") was merged into Delaware Adviser Funds-Delaware Diversified Income Fund. The financial highlights for the periods prior to October 28, 2002 reflect the operating history of the Pooled Trust Portfolio. Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      Delaware Diversified Income Fund Class B
----------------------------------------------------------------------------------------------
                                                             Year Ended         Year Ended
                                                              10/31/04           10/31/03
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.590             $8.960

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.312              0.313
Net realized and unrealized gain on
  investments and foreign currencies                            0.440              0.807
                                                               ------             ------
Total from investment operations                                0.752              1.120
                                                               ------             ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.369)            (1.216)
Net realized gain on investments                               (0.053)            (0.274)
                                                               ------             ------
Total dividends and distributions                              (0.422)            (1.490)
                                                               ------             ------

NET ASSET VALUE, END OF PERIOD                                 $8.920             $8.590
                                                               ======             ======

TOTAL RETURN(2)                                                 9.10%             14.03%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $43,335            $16,147
Ratio of expenses to average net assets                         1.77%              1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.89%              2.30%
Ratio of net investment income to average net assets            3.58%              3.76%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.46%              3.21%
Portfolio turnover                                               452%               620%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

As of October 31, 2002, the Delaware Diversified Income Fund Class B had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Delaware Diversified Income Fund Class C
----------------------------------------------------------------------------------------------------
                                                                                     10/28/02(1)
                                                                   Year Ended             to
                                                              10/31/04    10/31/03     10/31/02
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.590      $8.960       $8.860

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.312       0.315        0.005
Net realized and unrealized gain on
  investments and foreign currencies                            0.450       0.798        0.095
                                                               ------      ------       ------
Total from investment operations                                0.762       1.113        0.100
                                                               ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.369)     (1.209)          --
Net realized gain on investments                               (0.053)     (0.274)          --
                                                               ------      ------       ------
Total dividends and distributions                              (0.422)     (1.483)          --
                                                               ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $8.930      $8.590       $8.960
                                                               ======      ======       ======

TOTAL RETURN(3)                                                 9.11%      13.95%        1.13%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $109,911     $48,989          $10
Ratio of expenses to average net assets                         1.77%       1.75%        1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.89%       2.30%           (4)
Ratio of net investment income to average net assets            3.58%       3.76%        4.01%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.46%       3.21%           (4)
Portfolio turnover                                               452%        620%         545%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) The ratios of expenses and net investment income to average net assets prior to expense limitation and expenses paid indirectly have been omitted as management believes that such ratios for this relatively short period of time are not meaningful.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Delaware Diversified Income   Delaware Diversified Income
                                                                  Fund Class R             Fund Institutional Class
--------------------------------------------------------------------------------------------------------------------
                                                               Year       6/2/03(1)           Year        Year
                                                               Ended         to               Ended       Ended
                                                              10/31/04    10/31/03           10/31/04    10/31/03
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.590      $8.620             $8.600      $8.960

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.347       0.142              0.399       0.395
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.450      (0.036)             0.439       0.806
                                                               ------      ------             ------      ------
Total from investment operations                                0.797       0.106              0.838       1.201
                                                               ------      ------             ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.404)     (0.136)            (0.455)     (1.287)
Net realized gain on investments                               (0.053)         --             (0.053)     (0.274)
                                                               ------      ------             ------      ------
Total dividends and distributions                              (0.457)     (0.136)            (0.508)     (1.561)
                                                               ------      ------             ------      ------

NET ASSET VALUE, END OF PERIOD                                 $8.930      $8.590             $8.930      $8.600
                                                               ======      ======             ======      ======

TOTAL RETURN(3)                                                 9.55%       1.24%             10.05%      15.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $5,557        $256             $6,194        $567
Ratio of expenses to average net assets                         1.37%       1.35%              0.77%       0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.49%       1.98%              0.89%       1.30%
Ratio of net investment loss to average net assets              3.98%       4.20%              4.58%       4.76%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly      3.86%       3.57%              4.46%       4.21%
Portfolio turnover                                               452%        620%               452%        620%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

As of October 31, 2002, the Delaware Diversified Income Fund Institutional Class had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

See accompanying notes

NOTES                                           DELAWARE DIVERSIFIED INCOME FUND
  TO FINANCIAL STATEMENTS                       October 31, 2004

Delaware Group Adviser Funds (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to the Delaware Diversified Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended. The Fund offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. Government and agency securities are valued at the mean between bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair value will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or new events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Through December 31, 2003, certain expenses of the Fund were paid through commission arrangements with brokers. These were done subject to best execution. The amount of these expenses was approximately $673 for the year ended October 31, 2004. The expense paid under the above arrangement is included in the expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

NOTES                                           DELAWARE DIVERSIFIED INCOME FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Delaware International Advisers Ltd. (DIAL) was acquired by a venture comprised of certain members of DIAL's management and a private equity firm. As of September 1, 2004, DMC assumed the responsibilities for the day-to-day management of the assets formerly managed by DIAL. Prior to September 1, 2004, DIAL was the sub-advisor for the foreign securities portion of the Fund.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses do not exceed 0.75% of average daily net assets of the Fund through December 31, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend and disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through December 31, 2005, in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets.

At October 31, 2004, the Fund had liabilities payable to affiliates as follows:

   Investment management fee payable to DMC                         $24,463
   Dividend disbursing, transfer agent, accounting and
       administration fees and other expenses payable to DSC         57,932
   *Other expenses payable to DMC and affiliates                     26,453

*DMC as part of its administrative services pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses included items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the costs of certain legal services expenses, including in-house legal services provided to the Fund by DMC employees. For the year ended October 31, 2004, the Fund has costs of $14,888.

For the year ended October 31, 2004, DDLP earned $179,876 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended October 31, 2004, the Fund made purchases of $1,240,758,224 and sales of $1,016,481,826 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2004, the Fund made purchases of $347,855,876 and sales of $303,069,235 of U.S. government securities.

At October 31, 2004, the cost of investments for federal income tax purposes was $469,157,373. At October 31, 2004, net unrealized depreciation/appreciation was $8,471,632 of which $10,668,196 related to unrealized appreciation of investments and $2,196,564 related to unrealized depreciation of investments.

4. DIVIDENDS AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                             Year Ended
                                                       10/31/04     10/31/03
                                                      -----------  ----------
Ordinary income                                       $14,840,103  $3,061,960
Long-term capital gain                                    198,064      83,638
                                                      -----------  ----------
Total                                                 $15,038,167  $3,145,598
                                                      ===========  ==========

As of October 31, 2004, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                               $448,778,227
  Undistributed ordinary income                                  6,397,183
  Undistributed net realized capital gains on investments          803,153
  Capital loss carryforwards                                    (5,886,345)
  Unrealized appreciation/depreciation
     of investments and foreign currency                         8,937,456
                                                              ------------
  Net Assets                                                  $459,029,674
                                                              ============

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended October 31, 2004, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments and paydowns of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income (loss)             $1,709,364
  Accumulated realized gain (loss)                        1,651,113
  Paid-in Capital                                        (3,360,477)

For federal income tax purposes, capital loss carryforwards maybe carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $3,755,300 in 2008 and $2,131,045 expires in 2009.

The capital loss carryforward includes losses in the amount of $5,886,345 from Delaware Strategic Income Fund as a result of the merger. The use of these losses are subject to an annual limitation in accordance with the Internal Revenue Code.

NOTES                                           DELAWARE DIVERSIFIED INCOME FUND
     TO FINANCIAL STATEMENTS (CONTINUED)



5. CAPITAL SHARES
Transactions in capital shares were as follows:
                                                              Year Ended
                                                        10/31/04    10/31/03
Shares sold:
  Class A                                              27,354,666  10,990,096
  Class B                                               2,109,976   1,982,257
  Class C                                               7,769,631   5,883,523
  Class R                                                 734,323      37,817
  Institutional Class                                     696,331      65,860

Shares issued upon reinvestment of dividends and distributions:
  Class A                                                 859,216     207,734
  Class B                                                 109,859      26,946
  Class C                                                 323,776      55,075
  Class R                                                  12,185          89
  Institutional Class                                      17,262          59
                                                       ----------  ----------
                                                       39,987,225  19,249,456
                                                       ----------  ----------
Shares issued from merger(1):
  Class A                                               1,234,306          --
  Class B                                               1,452,711          --
  Class C                                                 357,527          --
  Institutional Class                                       1,496          --
                                                       ----------  ----------
                                                        3,046,040          --
                                                       ----------  ----------
Shares repurchased:
  Class A                                              (6,189,993) (2,015,331)
  Class B                                                (696,661)   (129,597)
  Class C                                              (1,841,758)   (237,244)
  Class R                                                (153,884)     (8,140)
  Institutional Class                                     (87,491)         --
                                                       ----------  ----------
                                                       (8,969,787) (2,390,312)
                                                       ----------  ----------
Net increase                                           34,063,478  16,859,144
                                                       ==========  ==========
(1) See Note 6

6. FUND MERGER
Effective March 26, 2004, the Fund acquired all of the assets and assumed all of the liabilities of the Delaware Strategic Income Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of Delaware Strategic Income Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of the Fund. The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated realized losses of Delaware Strategic Income Fund as of the close of business on March 26, 2004 were as follows:

                                              Net Unrealized      Accumulated
                                 Net Assets    Appreciation    Net Realized Loss
Delaware Strategic
  Income Fund                    $26,756,119    $1,931,900       $(10,075,865)

The net assets of the Fund prior to the reorganization were $273,137,492.

7. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2004, or at any time during the year.

8. FOREIGN EXCHANGE CONTRACTS
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The following forward foreign currency exchange contracts were outstanding at October 31, 2004:

  Contracts                        Value of
  To Receive      In Exchange      Contract       Settlement      Unrealized
  (Deliver)            For        at 10/31/04        Date        Depreciation
--------------    -----------     -----------     ----------     ------------
Japanese Yen      U.S. Dollar
9,052,889          $  85,300       $  85,257       11/1/04       $    (43)

British Pounds    U.S. Dollar
(925,000)         (1,654,177)     (1,686,945)     12/29/04        (32,768)
                                                                 --------
                                                                 $(32,811)
                                                                 ========
9. FUTURES CONTRACTS
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a

NOTES                                          DELAWARE DIVERSIFIED INCOME FUND
     TO FINANCIAL STATEMENTS (CONTINUED)

9. FUTURES CONTRACTS (CONTINUED)
realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2004 were as follows:

                                                      Unrealized
  Contracts             Notional        Notional      Expiration   Appreciation
To Buy (Sell)             Cost            Value          Date     (Depreciation)
----------------      ------------     ------------   ----------  --------------
(198)
  U.S. Treasury
  5 Year Notes        $(22,035,406)    $(22,052,250)     12/04      $(16,844)
(9)
  U.S. Treasury
  10 Year Notes         (1,008,944)      (1,022,063)     12/04       (13,119)
24
  U.S. Long Bond         2,720,781        2,732,250      12/04        11,469
                                                                    --------
                                                                    $(18,494)
                                                                    ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation/depreciation is reflected in the Fund's net assets.

10. OPTIONS WRITTEN
During the year ended October 31, 2004, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2004 for the Fund were as follows:

                                                       Number of
                                                       Contracts     Premiums
                                                       ---------     --------
  Options outstanding at October 31, 2003                  --        $     --
  Options written                                         689         304,134
  Options terminated in closing
  purchase transaction                                   (689)       (304,134)
                                                         ----        --------
  Options outstanding at October 31, 2004                  --        $     --
                                                         ====        ========

11. SWAP AGREEMENTS
During the year ended October 31, 2004, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement. At October 31, 2004, the Fund had the following total return swap agreements outstanding:

                       Expiration                                 Unrealized
Notional Amount           Date             Description           Appreciation
---------------        ----------          -----------           ------------
$9,895,000              12/31/04   Agreement with Goldman          $389,187
                                   Sachs to receive the notional
                                   amount multiplied by the
                                   return on the Lehman Brothers
                                   Commercial MBS index AAA
                                   and to pay the notional amount
                                   multiplied by the 1 month
                                   BBA LIBOR adjusted by a
                                   spread of minus 0.45%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

12. CREDIT AND MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 60% of net assets in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the

NOTES                                           DELAWARE DIVERSIFIED INCOME FUND
     TO FINANCIAL STATEMENTS (CONTINUED)


12. CREDIT AND MARKET RISKS (CONTINUED)
principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

13. INDUSTRY ALLOCATION
As of October 31, 2004, the foreign bond holdings of the Fund, classified by type of business, was as follows:

                                                            Percentage
Industry                                                  of net assets
--------                                                  -------------
Asset Backed Securities                                         0.23%
Banking, Finance & Insurance                                    3.36%
Cable, Media & Publishing                                       0.25%
Chemicals                                                       0.27%
Computers & Technology                                          0.25%
Energy                                                          1.50%
Foreign Government                                             24.30%
Leisure, Lodging & Entertainment                                0.17%
Metals & Mining                                                 0.14%
Paper & Forest Products                                         0.26%
Retail                                                          0.17%
Telecommunications                                              0.75%
Transportation                                                  0.35%
                                                               -----
Total                                                          32.00%
                                                               =====

14. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended October 31, 2004, the Fund designates distributions paid during the year as follows:

    (A)               (B)
 Long-Term         Ordinary
Capital Gains       Income           Total             (C)
Distributions    Distributions   Distributions     Qualifying
(Tax Basis)       (Tax Basis)     (Tax Basis)     Dividends(1)
-------------    -------------   -------------    ------------
     1%               99%             100%             --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware Diversified
Income Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware Diversified Income Fund (one of the series constituting Delaware Group Adviser Funds) (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Diversified Income Fund of Delaware Group Adviser Funds at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 10, 2004

DELAWARE INVESTMENTS FAMILY OF FUNDS
     BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                   Number of            Other
                                                                            Principal         Portfolios in Fund    Directorships
     Name,                   Position(s)                                  Occupation(s)         Complex Overseen       Held by
    Address                   Held with         Length of Time                During          by Trustee/Director  Trustee/Director
 and Birthdate                 Fund(s)             Served                  Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Jude T. Driscoll(2)          Chairman and          4 Years -              Since August 2000,           77              None
2005 Market Street            Trustee(4)       Executive Officer     Mr. Driscoll has served in
 Philadelphia, PA                                                   various executive capacities
      19103                                      Trustee since          at different times at
                                                 May 15, 2003          Delaware Investments(1)
March 10, 1963
                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                Conseco Capital Management (June 1998 -
                                                                            August 2000)

                                                                          Managing Director -
                                                                 NationsBanc Capital Markets (February
                                                                          1996 - June 1998)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 Walter P. Babich              Trustee             16 Years                 Board Chairman -           94              None
2005 Market Street                                                 Citadel Construction Corporation
 Philadelphia, PA                                                          (1989 - Present)
      19103

 October 1, 1927
-----------------------------------------------------------------------------------------------------------------------------------
  John H. Durham               Trustee            25 Years(3)              Private Investor            94        Trustee - Abington
2005 Market Street                                                                                                Memorial Hospital
 Philadelphia, PA
     19103
                                                                                                                 President/Director-
                                                                                                                  22 WR Corporation
August 7, 1937
-----------------------------------------------------------------------------------------------------------------------------------
   John A. Fry                 Trustee(4)         3 Years                      President -             77             Director -
2005 Market Street                                                   Franklin & Marshall College                      Community
Philadelphia, PA                                                        (June 2002 - Present)                        Health Systems
     19103
                                                                       Executive Vice President -
                                                                      University of Pennsylvania
  May 28, 1960                                                         (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony D. Knerr              Trustee            11 Years             Founder/Managing Director -     94              None
2005 Market Street                                                     Anthony Knerr & Associates
 Philadelphia, PA                                                        (Strategic Consulting)
     19103                                                                  (1990 - Present)

December 7, 1938
-----------------------------------------------------------------------------------------------------------------------------------

                                       28

                                                                                                   Number of            Other
                                                                            Principal         Portfolios in Fund    Directorships
     Name,                   Position(s)                                  Occupation(s)         Complex Overseen       Held by
    Address                   Held with         Length of Time                During          by Trustee/Director  Trustee/Director
 and Birthdate                 Fund(s)             Served                  Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
(continued)
   Ann R. Leven                Trustee             15 Years         Treasurer/Chief Fiscal Officer -   94            Director and
2005 Market Street                                                      National Gallery of Art                     Audit Committee
 Philadelphia, PA                                                            (1994 - 1999)                           Chairperson -
     19103                                                                                                           Andy Warhol
                                                                                                                     Foundation

                                                                                                                      Director -
                                                                                                                     Systemax Inc.
November 1, 1940
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas F. Madison             Trustee             10 Years                 President/Chief            94             Director -
2005 Market Street                                                         Executive Officer -                      Banner Health
 Philadelphia, PA                                                          MLM Partners, Inc.
    19103                                                               (Small Business Investing                     Director -
                                                                             and Consulting)                      CenterPoint Energy
                                                                        (January 1993 - Present)
February 25, 1936
                                                                                                                      Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director - Rimage
                                                                                                                      Corporation
-----------------------------------------------------------------------------------------------------------------------------------
   Janet L. Yeomans            Trustee             5 Years              Vice President/Mergers &       94              None
  2005 Market Street                                                  Acquisitions - 3M Corporation
   Philadelphia, PA                                                      (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
    July 31, 1948                                                     various management positions
                                                                      at 3M Corporation since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 Joseph H. Hastings           Executive           Executive             Mr. Hastings has served in     94              None(5)
 2005 Market Street        Vice President       Vice President         various executive capacities
  Philadelphia, PA              and                  and                   at different times at
      19103                Chief Financial       Chief Financial            Delaware Investments.
                              Officer           Officer since
                                               August 21, 2003
December 19, 1949
-----------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro  Executive Vice President, Chief Legal Officer        Ms. Maestro has served in    94               None(5)
2005 Market Street      Chief Legal Officer         since               various executive capacities
 Philadelphia, PA         and Secretary         March 17, 2003             at different times at
      19103                                                                Delaware Investments.

November 26, 1957
-----------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof     Senior Vice President        8 Years               Mr. Bishof has served in      94              None(5)
2005 Market Street        and Treasurer                                various executive capacities
 Philadelphia, PA                                                        at different times at
     19103                                                                 Delaware Investments.

August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                             Affiliated Officers                              Contact Information
JUDE T. DRISCOLL                              JOSEPH H. HASTINGS                               INVESTMENT MANAGER
Chairman                                      Executive Vice President and                     Delaware Management Company
Delaware Investments Family of Funds          Chief Financial Officer                          Philadelphia, PA
Philadelphia, PA                              Delaware Investments Family of Funds
                                              Philadelphia, PA                                 NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                               Delaware Distributors, L.P.
Board Chairman                                RICHELLE S. MAESTRO                              Philadelphia, PA
Citadel Construction Corporation              Executive Vice President,
King of Prussia, PA                           Chief Legal Officer and Secretary                SHAREHOLDER SERVICING, DIVIDEND
                                              Delaware Investments Family of Funds             DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                                Philadelphia, PA                                 Delaware Service Company, Inc.
Private Investor                                                                               2005 Market Street
Gwynedd Valley, PA                            MICHAEL P. BISHOF                                Philadelphia, PA 19103-7094
                                              Senior Vice President and Treasurer
JOHN A. FRY                                   Delaware Investments Family of Funds             FOR SHAREHOLDERS
President                                     Philadelphia, PA                                 800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                                  FOR SECURITIES DEALERS AND FINANCIAL
                                                                                               INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                               800 362-7500
Managing Director
Anthony Knerr & Associates                                                                     WEB SITE
New York, NY                                                                                   www.delawareinvestments.com

ANN R. LEVEN                                  --------------------------------------------------------------------------------------
Former Treasurer/Chief Fiscal Officer         The Fund files its complete schedule of portfolio holdings with the Securities
National Gallery of Art                       and Exchange Commission for the first and third quarters of each fiscal year on
Washington, DC                                Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating
THOMAS F. MADISON                             to portfolio securities is available without charge (i) upon request, by calling
President and Chief Executive Officer         800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com;
MLM Partners, Inc.                            and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms
Minneapolis, MN                               N-Q may be reviewed and copied at the Commission's Public Reference Room in
                                              Washington, DC; information on the operation of the Public Reference Room may be
JANET L. YEOMANS                              obtained by calling 1-800-SEC-0330.
Vice President/Mergers & Acquisitions
3M Corporation                                Information (if any) regarding how the Fund voted proxies relating to portfolio
St. Paul, MN                                  securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at
                                              http://www.delawareinvestments.com; and (ii) on the Commission's Web site at
                                              http://www.sec.gov.
                                              --------------------------------------------------------------------------------------

(9061)                                                        Printed in the USA
AR-189 [10/04] IVES 12/04                                                  J9880

                                         Delaware
                                         Investments(SM)
                                         --------------------------------------
                                         A member of Lincoln Financial Group(R)

GROWTH-EQUITY

ANNUAL REPORT OCTOBER 31, 2004
--------------------------------------------------------------------------------
                           DELAWARE U.S. GROWTH FUND


[LOGO]
POWERED BY RESEARCH.(SM)

TABLE
   OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     4
-----------------------------------------------------------------
SECTOR ALLOCATION                                               5
-----------------------------------------------------------------
FINANCIAL STATEMENTS:
  Statement of Net Assets                                       6
  Statement of Operations                                       7
  Statements of Changes in Net Assets                           8
  Financial Highlights                                          9
  Notes to Financial Statements                                14
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      16
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     17
-----------------------------------------------------------------


   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2004 Delaware Distributors, L.P.

PORTFOLIO                                          DELAWARE U.S. GROWTH FUND
   MANAGEMENT REVIEW                               November 10, 2004


FUND MANAGER
Gerald S. Frey
Chief Investment Officer -- Growth Investing

Q: WHAT WAS THE GENERAL SENTIMENT OF THE MARKET DURING THE FUND'S FISCAL YEAR?
A: Stocks posted gains for the second straight fiscal year, as the much-anticipated rebound in corporate earnings finally arrived. Toward the end of the period, however, inflation fears and higher energy prices raised concerns that the magnitude of the economic rebound might not live up to expectations and reduced much of the year's overall gains. Value stocks clearly outpaced growth-oriented issues as the Russell 1000 Value Index was up more than 15 percent, compared to the Russell 1000 Growth Index's three percent gain (source:
Frank Russell Company). Among individual sectors, energy performed best, spurred by higher prices, whereas the transportation sector suffered from high energy prices. The technology sector also performed poorly as many companies reduced earnings expectations during the latter half of the period.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004?
A: Delaware U.S. Growth Fund, in contrast to the overall market, finished down over the past 12-month period. Poor stock selection in the technology sector was the primary reason for the Fund's relative underperformance. Delaware U.S. Growth Fund returned -2.03% (Class A shares at net asset value with distributions reinvested) for the 12-month period. During the same time frame, the Fund's benchmark, the Standard & Poor's 500 Index, rose +9.41% and its peer group, as measured by the Lipper Large-Cap Growth Funds Average, gained +2.67% (source: Lipper Inc.).

Q: WHICH SECURITIES DETRACTED FROM THE FUND'S PERFORMANCE?
A: Technology stocks comprised the majority of poorly performing stocks during the period, as many companies reduced earnings expectations and enthusiasm waned regarding the strength of technology-related spending. Among individual names, Applied Materials and National Semiconductor were two of the biggest negative contributors to performance as each suffered from lowered earnings growth expectations during the period (source: Wilshire Associates Inc.). Chiron also performed poorly as it was hurt by the well-publicized problems regarding the company's flu vaccine. We exited from National Semiconductor and Chiron during the period.

Q: CAN YOU DISCUSS A FEW SECURITIES THAT AIDED PERFORMANCE DURING THE YEAR?
A: The Fund's best performing stocks were not concentrated in any one sector, as companies that delivered positive results were generally rewarded. Biogen Idec was the Fund's best performer as it rose almost 75 percent after reporting positive developments regarding its experimental drug for multiple sclerosis (source: Wilshire Associates Inc.). We sold our position in Biogen Idec toward the end of the year, as we felt that the stock had become fully valued. Carnival also performed well during the period as leisure travel rebounded strongly.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?
A: Our outlook going forward remains mixed. Increased concerns about the sustainability of the economic rebound have recently brought many stocks down from their previous lofty valuation levels. In some instances, we feel that the reaction has been too severe and have taken the opportunity to either increase existing positions or add attractive new ones. We are wary about the overall pace of recovery in the technology sector and have remained underweight relative to the benchmark. We still feel, however, that the current economic environment offers many companies the ability to post solid sales and earnings growth, and we will continue to seek and hold onto those companies.

DELAWARE
   U.S. GROWTH FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware U.S. Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money.

FUND PERFORMANCE
Average Annual Total Returns
Through October 31, 2004                   Lifetime    10 Years    Five Years   One Year
-----------------------------------------------------------------------------------------
Class A (Est. 12/3/93)
Excluding Sales Charge                      +6.41%      +6.79%       -6.21%      -2.03%
Including Sales Charge                      +5.84%      +6.16%       -7.31%      -7.65%
-----------------------------------------------------------------------------------------
Class B (Est. 3/29/94)
Excluding Sales Charge                      +6.06%      +6.18%       -6.85%      -2.61%
Including Sales Charge                      +6.06%      +6.18%       -7.26%      -6.51%
-----------------------------------------------------------------------------------------
Class C (Est. 5/23/94)
Excluding Sales Charge                      +6.43%      +6.08%       -6.85%      -2.69%
Including Sales Charge                      +6.43%      +6.08%       -6.85%      -3.66%
-----------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2004 for Delaware U.S. Growth Fund's Class R shares were +3.26% and -2.22%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended October 31, 2004 for Delaware U.S. Growth Fund Institutional Class shares were +6.33%, +7.12%, -5.92%, and -1.69%, respectively. The Institutional Class shares were first made available on February 3, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEUIX

Nasdaq Class R symbol: DEURX

DELAWARE
   U.S. GROWTH FUND

FUND BASICS
As of October 31, 2004
-------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks maximum capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets, and high expected earnings growth rates relative to their industry.
-------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$80.32 million
-------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
32
-------------------------------------------------------------------------------
FUND START DATE:
December 3, 1993
-------------------------------------------------------------------------------
YOUR FUND MANAGER:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a senior director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a vice president at Chase Investors Management Corporation.
-------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DUGAX
Class B  DEUBX
Class C  DEUCX
-------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
October 31, 1994 through October 31, 2004

                         US Growth Fund
       Period End        Class A Shares      S&P 500 Index
       ----------        --------------      -------------
        Oct-94              $ 9,425            $10,000
        Oct-95              $11,474            $12,644
        Oct-96              $12,756            $15,691
        Oct-97              $16,989            $20,729
        Oct-98              $18,777            $25,287
        Oct-99              $25,035            $31,781
        Oct-00              $32,756            $33,716
        Oct-01              $20,190            $25,320
        Oct-02              $15,843            $21,495
        Oct-03              $18,548            $25,964
        Oct-04              $18,171            $28,407

Chart assumes $10,000 invested on October 31, 1994 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                        For the Period May 1, 2004 to October 31, 2004
   OF FUND EXPENSES

As a shareholder of a fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DELAWARE U.S. GROWTH FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                 Expenses
                                                           Beginning     Ending                Paid During
                                                            Account      Account    Annualized   Period
                                                            Value         Value       Expense   5/1/04 to
                                                            5/1/04      10/31/04       Ratio     10/31/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00     $977.90        1.40%      $ 6.96
Class B                                                     1,000.00      974.90        2.10%       10.42
Class C                                                     1,000.00      974.90        2.10%       10.42
Class R                                                     1,000.00      976.90        1.70%        8.45
Institutional Class                                         1,000.00      979.70        1.10%        5.47
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,018.10        1.40%      $ 7.10
Class B                                                     1,000.00    1,014.58        2.10%       10.63
Class C                                                     1,000.00    1,014.58        2.10%       10.63
Class R                                                     1,000.00    1,016.59        1.70%        8.62
Institutional Class                                         1,000.00    1,019.61        1.10%        5.58
-----------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                       As of October 31, 2004
   DELAWARE U.S. GROWTH FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
-------------------------------------------------------------------------
COMMON STOCK - 97.43%                                          97.43%
-------------------------------------------------------------------------
Basic Industry/Capital Goods                                   12.94%
Business Services                                               4.98%
Consumer Non-Durables                                          15.69%
Consumer Services                                               8.69%
Financials                                                     15.75%
Healthcare                                                     21.30%
Technology                                                     18.08%
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           6.43%
-------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              103.86%
-------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (3.86)%
-------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-------------------------------------------------------------------------

STATEMENT                                       DELAWARE U.S. GROWTH FUND
   OF NET ASSETS                                October 31, 2004

                                                         Number of     Market
                                                          Shares        Value

COMMON STOCK - 97.43%
Basic Industry/Capital Goods - 12.94%
  duPont (E.I.) deNemours                                  51,300   $ 2,199,231
  General Electric                                         90,000     3,070,800
  ITT Industries                                           32,800     2,661,392
  Tyco International                                       79,100     2,463,965
                                                                    -----------
                                                                     10,395,388
                                                                    -----------
Business Services - 4.98%
 +Accenture                                                97,700     2,365,317
  United Parcel Service Class B                            20,600     1,631,108
                                                                    -----------
                                                                      3,996,425
                                                                    -----------
Consumer Non-Durables - 15.69%
 +Best Buy                                                 46,700     2,765,574
 +Coach                                                    57,200     2,667,236
 +Kohl's                                                   33,300     1,690,308
  PepsiCo                                                  45,400     2,250,932
  Staples                                                 108,600     3,229,764
                                                                   ------------
                                                                     12,603,814
                                                                   ------------
Consumer Services - 8.69%
  Carnival                                                 26,700     1,349,952
  Marriott International Class A                           53,900     2,937,011
  McDonald's                                               92,400     2,693,460
                                                                   ------------
                                                                      6,980,423
                                                                   ------------
Financials - 15.75%
  American Express                                         42,100     2,234,247
  Bank of New York                                         65,300     2,119,638
  Capital One Financial                                    45,700     3,370,832
  Citigroup                                                40,100     1,779,237
  Merrill Lynch                                            58,300     3,144,702
                                                                   ------------
                                                                     12,648,656
                                                                   ------------
Health Care - 21.30%
 +Amgen                                                    29,200     1,658,560
 +Anthem                                                   30,000     2,412,000
 +Boston Scientific                                        75,700     2,672,210
 +Caremark Rx                                              77,400     2,319,678
  GlaxoSmithKline ADR                                      77,300     3,277,520
  Pfizer                                                  119,400     3,456,630
 +WellPoint Health Networks                                13,500     1,318,410
                                                                   ------------
                                                                     17,115,008
                                                                   ------------
Technology - 18.08%
 +Applied Materials                                       164,400     2,646,840
 +Cisco Systems                                           135,500     2,602,955
  Intel                                                    70,400     1,567,104
  Microsoft                                               122,600     3,431,574
  Nokia ADR                                                65,900     1,016,178
  SAP ADR                                                  76,300     3,254,195
                                                                   ------------
                                                                     14,518,846
                                                                   ------------
TOTAL COMMON STOCK (cost $76,909,136)                                78,258,560
                                                                   ------------
                                                        Principal
                                                         Amount
REPURCHASE AGREEMENTS - 6.43%
 With BNP Paribas 1.77% 11/1/04
   (dated 10/29/04, to be repurchased
   at $2,674,394, collateralized by
   $2,750,000 U.S. Treasury Bills due
   3/24/05, market value $2,728,188)                   $2,674,000     2,674,000

                                                         Principal    Market
                                                          Amount       Value
REPURCHASE AGREEMENTS (continued)
 With UBS Warburg 1.77% 11/1/04
   (dated 10/29/04, to be repurchased
   at $2,490,367, collateralized by
   $429,000 U.S. Treasury Notes 1.625%
   due 10/31/05, market value $430,161,
   $859,000 U.S. Treasury Notes
   1.875% due 11/30/05, market
   value $861,539, and $1,161,000
   U.S. Treasury Notes 6.500% due
   10/15/06, market value $1,249,977)                   $2,490,000  $ 2,490,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,164,000)                                                   5,164,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 103.86%
  (cost $82,073,136)                                                 83,422,560
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (3.86%)                                             (3,100,227)
                                                                    -----------
NET ASSETS APPLICABLE TO 7,840,368
  SHARES OUTSTANDING - 100.00%                                     $ 80,322,333
                                                                   ------------

Net Asset Value - Delaware U.S. Growth Fund
  Class A ($38,339,202 / 3,609,653 Shares)                               $10.62
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
  Class B ($30,685,751 / 3,167,959 Shares)                               $ 9.69
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
  Class C ($8,386,656 / 798,920 Shares)                                  $10.50
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
  Class R ($245,156 / 23,160 Shares)                                     $10.59
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
  Institutional Class ($2,665,568 / 240,676 Shares)                      $11.08
                                                                         ------

COMPONENTS OF NET ASSETS AT OCTOBER 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $156,301,156
Accumulated net realized loss on investments                        (77,328,247)
Net unrealized appreciation of investments                            1,349,424
                                                                   ------------
Total net assets                                                   $ 80,322,333
                                                                   ============

ADR - American Depositary Receipts

+Non-income producing security for the year ended October 31, 2004.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE U.S. GROWTH FUND
Net asset value Class A (A)                                              $10.62
Sales charge (5.75% of offering price,
  or 6.12% of amount invested per share) (B)                               0.65
                                                                         ------
Offering price                                                           $11.27
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENT                                         DELAWARE U.S. GROWTH FUND
   OF OPERATIONS                                  Year Ended October 31, 2004


INVESTMENT INCOME:
  Dividends                                                           $  829,090
  Interest                                                                35,750
  Foreign Tax Withheld                                                    (4,153)    $  860,687
                                                                      ----------    -----------

EXPENSES:
Management fees                                                          689,437
  Dividend disbursing and transfer agent fees and expenses             1,023,438
  Distribution expenses -- Class A                                       192,275
  Distribution expenses -- Class B                                       363,376
  Distribution expenses -- Class C                                       103,802
  Distribution expenses -- Class R                                         1,325
  Registration fees                                                       72,941
  Reports and statements to shareholders                                  56,989
  Accounting and administration expenses                                  38,760
  Legal and professional fees                                             11,072
  Custodian fees                                                           8,063
  Trustees' fees                                                           6,489
  Taxes                                                                    1,985
  Pricing                                                                    796
  Other                                                                    4,589      2,575,337
                                                                      ----------
  Less expenses absorbed or waived                                                     (742,213)
  Less waiver of distribution expenses -- Class A                                       (27,468)
  Less expenses paid indirectly                                                            (541)
                                                                                    -----------
  Total expenses                                                                      1,805,115
                                                                                    -----------
NET INVESTMENT LOSS                                                                    (944,428)
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                    7,339,354
  Net change in unrealized appreciation/depreciation of investments                  (8,644,053)
                                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                      (1,304,699)
                                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                ($2,249,127)
                                                                                    ===========

See accompanying notes

STATEMENTS                                           DELAWARE U.S. GROWTH FUND
   OF CHANGES IN NET ASSETS

                                                                                                Year Ended
                                                                                         10/31/04        10/31/03

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss                                                                 $   (944,428)   $   (797,424)
  Net realized gain (loss) on investments                                                7,339,354     (17,437,612)
  Net change in unrealized appreciation/depreciation of investments                     (8,644,053)     39,101,619
                                                                                      ------------    ------------
  Net increase (decrease) in net assets resulting from operations                       (2,249,127)     20,866,583
                                                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                              9,632,960      13,773,569
    Class B                                                                              2,807,820       3,801,386
    Class C                                                                              2,411,897       2,298,271
    Class R                                                                                102,773         186,483
    Institutional Class                                                                  1,105,657       8,141,743
                                                                                      ------------    ------------
                                                                                        16,061,107      28,201,452
                                                                                      ------------    ------------
  Cost of shares repurchased:
    Class A                                                                            (31,112,107)    (13,524,550)
    Class B                                                                            (10,886,217)    (10,107,420)
    Class C                                                                             (4,398,931)     (3,964,946)
    Class R                                                                                (41,867)         (4,757)
    Institutional Class                                                                (25,891,114)    (16,075,703)
                                                                                      ------------    ------------
                                                                                       (72,330,236)    (43,677,376)
                                                                                      ------------    ------------

Decrease in net assets derived from capital share transactions                         (56,269,129)    (15,475,924)
                                                                                      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS                                                  (58,518,256)      5,390,659
                                                                                      ------------    ------------

NET ASSETS:
  Beginning of year                                                                    138,840,589     133,449,930
                                                                                      ------------    ------------
  End of year (there was no undistributed net investment income at either year end)   $ 80,322,333    $138,840,589
                                                                                      ============    ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware U.S. Growth Fund Class A
---------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                10/31/04    10/31/03    10/31/02    10/31/01     10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.840      $9.260      $11.800     $19.390      $15.310

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                           (0.064)     (0.039)      (0.058)     (0.045)      (0.171)
Net realized and unrealized gain (loss) on investments           (0.156)      1.619       (2.482)     (7.314)       4.843
                                                                -------     -------      -------     -------      -------
Total from investment operations                                 (0.220)      1.580       (2.540)     (7.359)       4.672
                                                                -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                                --          --           --      (0.231)      (0.592)
                                                                -------     -------      -------     -------      -------
Total dividends and distributions                                    --          --           --      (0.231)      (0.592)
                                                                -------     -------      -------     -------      -------

Net asset value, end of period                                  $10.620     $10.840      $ 9.260     $11.800      $19.390
                                                                =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                  (2.03%)     17.06%      (21.53%)    (38.36%)      30.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $38,339     $60,934      $51,887     $66,897     $102,791
Ratio of expenses to average net assets                           1.40%       1.40%        1.40%       1.46%        1.60%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly          2.15%       2.28%        1.88%       1.70%        1.60%
Ratio of net investment loss to average net assets               (0.59%)     (0.40%)      (0.51%)     (0.30%)      (0.87%)
Ratio of net investment loss to average net assets
prior to expense limitation and expenses paid indirectly         (1.34%)     (1.28%)      (0.99%)     (0.54%)      (0.87%)
Portfolio turnover                                                 158%         77%         103%         70%         111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware U.S. Growth Fund Class B
--------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                10/31/04    10/31/03    10/31/02    10/31/01     10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                             $9.950      $8.560      $10.990     $18.200      $14.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                           (0.132)     (0.100)      (0.131)     (0.138)      (0.297)
Net realized and unrealized gain (loss) on investments           (0.128)      1.490       (2.299)     (6.841)       4.589
                                                                 ------      ------       ------     -------      -------
Total from investment operations                                 (0.260)      1.390       (2.430)     (6.979)       4.292
                                                                 ------      ------       ------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                                --          --           --      (0.231)      (0.592)
                                                                 ------      ------       ------     -------      -------
Total dividends and distributions                                    --          --           --      (0.231)      (0.592)
                                                                 ------      ------       ------     -------      -------

NET ASSET VALUE, END OF PERIOD                                   $9.690      $9.950       $8.560     $10.990      $18.200
                                                                 ======      ======       ======     =======      =======

TOTAL RETURN(2)                                                  (2.61%)     16.24%      (22.11%)    (38.79%)      29.91%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $30,686     $39,613      $40,196     $62,658      $92,827
Ratio of expenses to average net assets                           2.10%       2.10%        2.10%       2.16%        2.30%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        2.80%       2.94%        2.58%       2.40%        2.30%
Ratio of net investment loss to average net assets               (1.29%)     (1.10%)      (1.21%)     (1.00%)      (1.57%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly       (1.99%)     (1.94%)      (1.69%)     (1.24%)      (1.57%)
Portfolio turnover                                                 158%         77%         103%         70%         111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware U.S. Growth Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                10/31/04   10/31/03     10/31/02    10/31/01    10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.790      $9.280      $11.910     $19.700      $15.650

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                           (0.140)     (0.108)      (0.139)     (0.148)      (0.311)
Net realized and unrealized gain (loss) on investments           (0.150)      1.618       (2.491)     (7.411)       4.953
                                                                -------     -------       ------     -------      -------
Total from investment operations                                 (0.290)      1.510       (2.630)     (7.559)       4.642
                                                                -------     -------       ------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                                --          --           --      (0.231)      (0.592)
                                                                -------     -------       ------     -------      -------
Total dividends and distributions                                    --          --           --      (0.231)      (0.592)
                                                                -------     -------       ------     -------      -------

NET ASSET VALUE, END OF PERIOD                                  $10.500     $10.790       $9.280     $11.910      $19.700
                                                                =======     =======       ======     =======      =======

TOTAL RETURN(2)                                                  (2.69%)     16.27%      (22.08%)    (38.78%)      29.95%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $8,387     $10,684      $10,792     $14,959      $19,412
Ratio of expenses to average net assets                           2.10%       2.10%        2.10%       2.16%        2.30%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        2.80%       2.94%        2.58%       2.40%        2.30%
Ratio of net investment loss to average net assets               (1.29%)     (1.10%)      (1.21%)     (1.00%)      (1.57%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly       (1.99%)     (1.94%)      (1.69%)     (1.24%)      (1.57%)
Portfolio turnover                                                 158%         77%         103%         70%         111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------
                                                                    Delaware U.S. Growth Fund Class R
------------------------------------------------------------------------------------------------------
                                                                                     Period
                                                                         Year       6/2/03(1)
                                                                         Ended         to
                                                                        10/31/04    10/31/03
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.830     $10.120

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                    (0.097)     (0.033)
Net realized and unrealized gain (loss) on investments                    (0.143)      0.743
                                                                         -------     -------
Total from investment operations                                          (0.240)      0.710
                                                                         -------     -------

NET ASSET VALUE, END OF PERIOD                                           $10.590     $10.830
                                                                         =======     =======

TOTAL RETURN(3)                                                           (2.22%)      7.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                     $245        $189
Ratio of expenses to average net assets                                    1.70%       1.70%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                 2.40%       2.71%
Ratio of net investment loss to average net assets                        (0.89%)     (0.76%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly                (1.59%)     (1.77%)
Portfolio turnover                                                          158%         77%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                      Delaware U.S. Growth Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                10/31/04    10/31/03    10/31/02    10/31/01     10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.270      $9.600      $12.190     $19.970      $15.710

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                           (0.031)     (0.010)      (0.024)         --       (0.111)
Net realized and unrealized gain (loss) on investments           (0.159)      1.680       (2.566)     (7.549)       4.963
                                                                -------     -------       ------     -------      -------
Total from investment operations                                 (0.190)      1.670       (2.590)     (7.549)       4.852
                                                                -------     -------       ------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                                --          --           --      (0.231)      (0.592)
                                                                -------     -------       ------     -------      -------
Total dividends and distributions                                    --          --           --      (0.231)      (0.592)
                                                                -------     -------       ------     -------      -------

NET ASSET VALUE, END OF PERIOD                                  $11.080     $11.270       $9.600     $12.190      $19.970
                                                                =======     =======       ======     =======      =======


TOTAL RETURN(2)                                                  (1.69%)     17.40%      (21.25%)    (38.20%)      31.21%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $2,666     $27,420      $30,575     $42,302      $71,726
Ratio of expenses to average net assets                           1.10%       1.10%        1.10%       1.16%        1.30%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        1.80%       1.94%        1.58%       1.40%        1.30%
Ratio of net investment loss to average net assets               (0.29%)     (0.10%)      (0.21%)      0.00%       (0.57%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly       (0.99%)     (0.94%)      (0.69%)     (0.24%)      (0.57%)
Portfolio turnover                                                 158%         77%         103%         70%         111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                               DELAWARE U.S. GROWTH FUND
   TO FINANCIAL STATEMENTS                          October 31, 2004

Delaware Group Adviser Funds (the "Trust") is organized as a Delaware statutory trust and offers two series, the Delaware U.S. Growth Fund and the Delaware Diversified Income Fund. These financial statements and the related notes pertain to the Delaware U.S. Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended. The Fund offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Through December 31, 2003, certain expenses of the Fund were paid through commission arrangements with brokers. The amount of these expenses was approximately $486 for the year ended October 31, 2004. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2004 were approximately $55. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.10% of average daily net assets of the Fund through December 31, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.35% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has elected to waive its fee through December 31, 2004 in order to prevent distribution fees of Class A shares from exceeding 0.30% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At October 31, 2004, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                    $44,596
  Dividend disbursing, transfer agent fees,
    accounting and administration fees and
    other expenses payable to DSC                              38,088
  Other expenses payable to DMC and affiliates*                 2,756

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including in-house legal services provided to the Fund by DMC employees. For the year ended October 31, 2004, the Fund had costs of $4,391.

NOTES                                                 DELAWARE U.S. GROWTH FUND
   TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
For the year ended October 31, 2004, DDLP earned $15,005 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended October 31, 2004, the Fund made purchases of $164,097,615 and sales of $219,273,628 of investment securities other than short-term investments.

At October 31, 2004, the cost of investments for federal income tax purposes was $82,291,010. At October 31, 2004 the net unrealized appreciation was $1,131,550 of which $4,165,783 related to unrealized appreciation of investments and $3,034,233 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. There were no dividends and distributions paid during the years ended October 31, 2004 and 2003.

As of October 31, 2004, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest                        $156,301,156
   Capital loss carryforwards                            (77,110,373)
   Unrealized appreciation of investments                  1,131,550
                                                        ------------
   Net Assets                                           $ 80,322,333
                                                        ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $5,733,441 was utilized in 2004. The remaining capital loss carryforwards expire as follows: $30,261,322 in 2009, $28,063,955 in 2010 and $18,785,096 in 2011.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended October 31, 2004, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications.

  Accumulated net Investment loss                         $ 944,428
  Paid-in capital                                          (944,428)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                         Year Ended
                                                  10/31/04        10/31/03
                                                  --------       ---------
Shares sold:
  Class A                                          870,429       1,409,107
  Class B                                          276,415         423,495
  Class C                                          219,979         236,342
  Class R                                            9,544          17,902
  Institutional Class                               95,287         806,458
                                                ----------      ----------
                                                 1,471,654       2,893,304
                                                ----------      ----------
Shares repurchased:
  Class A                                       (2,884,108)     (1,390,623)
  Class B                                       (1,088,990)     (1,137,768)
  Class C                                         (411,713)       (408,808)
  Class R                                           (3,842)           (444)
  Institutional Class                           (2,288,547)     (1,558,745)
                                                ----------      ----------
                                                (6,677,200)     (4,496,388)
                                                ----------      ----------
Net decrease                                    (5,205,546)     (1,603,084)
                                                ==========      ==========

For the years ended October 31, 2004 and 2003, 66,273 Class B shares were converted to 60,609 Class A shares valued at $660,389 and 40,040 Class B shares were converted to 36,889 Class A shares valued at $369,083, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments
Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2004, or at any time during the year.

7. CREDIT AND MARKET RISKS
The Fund invests a significant portion of its assets in small- and mid- sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

REPORT
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds) (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware U.S. Growth Fund of Delaware Group Adviser Funds at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                        Ernst & Young LLP


Philadelphia, Pennsylvania
December 10, 2004

DELAWARE INVESTMENTS FAMILY OF FUNDS
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                               NUMBER OF              OTHER
                                                                   PRINCIPAL              PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,              POSITION(S)                             OCCUPATION(S)            COMPLEX OVERSEEN          HELD BY
      ADDRESS              HELD WITH     LENGTH OF TIME              DURING               BY TRUSTEE/DIRECTOR     TRUSTEE/DIRECTOR
   AND BIRTHDATE            FUND(S)         SERVED                PAST 5 YEARS                 OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)       Chairman and     4 Years -             Since August 2000,                77                  None
2005 Market Street         Trustee(4)   Executive Officer   Mr. Driscoll has served in
 Philadelphia, PA                                          various executive capacities
     19103                                Trustee since         at different times at
                                          May 15, 2003         Delaware Investments(1)
 March 10, 1963
                                                            Senior Vice President and
                                                        Director of Fixed-Income Process -
                                                            Conseco Capital Management
                                                             (June 1998 - August 2000)

                                                               Managing Director -
                                                           NationsBanc Capital Markets
                                                            (February 1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 WALTER P. BABICH           Trustee         16 Years            Board Chairman -                   94                  None
2005 Market Street                                       Citadel Construction Corporation
 Philadelphia, PA                                                (1989 - Present)
     19103

 October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
   JOHN H. DURHAM           Trustee        25 Years(3)          Private Investor                   94             Trustee - Abington
 2005 Market Street                                                                                                Memorial Hospital
 Philadelphia, PA
     19103                                                                                                      President/Director -
                                                                                                                  22 WR Corporation
 August 7, 1937
------------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY            Trustee(4)       3 Years                 President -                    77                  Director -
 2005 Market Street                                        Franklin & Marshall College                              Community Health
 Philadelphia, PA                                             (June 2002 - Present)                                     Systems
      19103
                                                            Executive Vice President -
 May 28, 1960                                               University of Pennsylvania
                                                             (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR           Trustee         11 Years       Founder/Managing Director -             94                  None
2005 Market Street                                          Anthony Knerr & Associates
 Philadelphia, PA                                            (Strategic Consulting)
     19103                                                       (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               NUMBER OF              OTHER
                                                                   PRINCIPAL              PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,              POSITION(S)                             OCCUPATION(S)            COMPLEX OVERSEEN          HELD BY
      ADDRESS              HELD WITH     LENGTH OF TIME              DURING               BY TRUSTEE/DIRECTOR     TRUSTEE/DIRECTOR
   AND BIRTHDATE            FUND(S)         SERVED                PAST 5 YEARS                 OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   ANN R. LEVEN             Trustee         15 Years     Treasurer/Chief Fiscal Officer -          94            Director and
 2005 Market Street                                          National Gallery of Art                            Audit Committee
  Philadelphia, PA                                             (1994 - 1999)                                   Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                           Director - Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------
 THOMAS F. MADISON          Trustee         10 Years             President/Chief                   94                 Director -
 2005 Market Street                                            Executive Officer -                                   Banner Health
  Philadelphia, PA                                              MLM Partners, Inc.
      19103                                                 (Small Business Investing                                  Director -
                                                                  and Consulting)                                CenterPoint Energy
 February 25, 1936                                           (January 1993 - Present)
                                                                                                      Director - Digital River Inc.

                                                                                                                 Director - Rimage
                                                                                                                    Corporation
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS           Trustee          5 Years        Vice President/Mergers &               94                  None
2005 Market Street                                         Acquisitions - 3M Corporation
 Philadelphia, PA                                            (January 2003 - Present)
     19103
                                                               Ms. Yeomans has held
   July 31, 1948                                           various management positions
                                                           at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 JOSEPH H. HASTINGS        Executive        Executive       Mr. Hastings has served in             94                  None(5)
 2005 Market Street      Vice President  Vice President    various executive capacities
  Philadelphia, PA            and             and             at different times at
      19103             Chief Financial  Chief Financial       Delaware Investments.
                            Officer          Officer
                                              since
 December 19, 1949                       August 21, 2003
------------------------------------------------------------------------------------------------------------------------------------
RICHELLE S. MAESTRO      Executive Vice    Chief Legal      Ms. Maestro has served in              94                  None(5)
 2005 Market Street        President,       Officer        various executive capacities
 Philadelphia, PA     Chief Legal Officer    since             at different times at
       19103             and Secretary   March 17, 2003        Delaware Investments.


 November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL P. BISHOF        Senior Vice       8 Years         Mr. Bishof has served in               94                  None(5)
2005 Market Street         President                       various executive capacities
 Philadelphia, PA        and Treasurer                         at different times at
      19103                                                     Delaware Investments.

  August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

                      This page intentionally left blank.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                           AFFILIATED OFFICERS                      CONTACT INFORMATION
JUDE T. DRISCOLL                            JOSEPH H. HASTINGS                       INVESTMENT MANAGER
Chairman                                    Executive Vice President and             Delaware Management Company
Delaware Investments Family of Funds        Chief Financial Officer                  Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                         NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                     Delaware Distributors, L.P.
Board Chairman                              RICHELLE S. MAESTRO                      Philadelphia, PA
Citadel Construction Corporation            Executive Vice President,
King of Prussia, PA                         Chief Legal Officer and Secretary        SHAREHOLDER SERVICING, DIVIDEND
                                            Delaware Investments Family of Funds     DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                              Philadelphia, PA                         Delaware Service Company, Inc.
Private Investor                                                                     2005 Market Street
Gwynedd Valley, PA                          MICHAEL P. BISHOF                        Philadelphia, PA 19103-7094
                                            Senior Vice President and Treasurer
JOHN A. FRY                                 Delaware Investments Family of Funds     FOR SHAREHOLDERS
President                                   Philadelphia, PA                         800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                        FOR SECURITIES DEALERS AND FINANCIAL
                                                                                     INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                     800 362-7500
Managing Director
Anthony Knerr & Associates                                                           WEB SITE
New York, NY                                                                         www.delawareinvestments.com

ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9053)                                                      Printed in the USA
AR-101 [10/04] IVES 12/04                                                J9879

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $45,500 for the fiscal year ended October 31, 2004.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $45,000 for the fiscal year ended October 31, 2003.



_______________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2004.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $167,700 for the Registrant's fiscal year ended October 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2003.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $166,400 for the Registrant's fiscal year ended October 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $3,500 for the fiscal year ended October 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of excise returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended October 31, 2004.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $2,500 for the fiscal year ended October 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of excise returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended October 31, 2003.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended October 31, 2004.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2003.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended October 31, 2003.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $346,440 and $300,800 for the Registrant's fiscal years ended October 31, 2004 and October 31, 2003, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 10. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:

JUDE T. DRISCOLL
-----------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    December 29, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
-----------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    December 29, 2004


JOSEPH H. HASTINGS
-----------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    December 29, 2004